Euroweb International Corp.             Euroweb Internet Szolgaltato Kft.
445 Park Avenue                         H-1122 Budapest
New York NY 10022                       Varosmajor u.13
Tel: (212) 758-9870                     1535 Budapest
Fax: (212) 758-9896                     Hungary
                                        Tel: (+36 1) 22 44 000
                                        Fax: +36 1 22 44 100




       TO THE STOCKHOLDERS OF EUROWEB INTERNATIONAL CORP.

NOTICE IS HEREBY GIVEN that a special Meeting of Stockholders (the "Meeting") of Euroweb International Corp., a Delaware corporation (the "Company"), will be held at 10:00 A.M. (New York time), on January 12, 2000 at the offices of Cohen & Cohen, 445 Park Avenue, New York, New York 10022:

     1. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of common stock, par value $.001 per share ("Common Stock") that is authorized for issuance by the Company from 20,000,000 shares of Common Stock to 60,000,000 shares of Common Stock. The text of Article Fourth of the Company's Certificate of Incorporation, as amended by this proposed amendment, is attached as Appendix I to the accompanying Proxy Statement.

     2. To consider and vote upon a proposal for the issuance by the Company to KPN TELECOM B.V., a Netherlands limited liability company ("KPN") of: (1) such number of shares (the "Shares") of the Company's Common Stock as will result in KPN's holding 51% of the issued and outstanding shares of the Company's Common Stock; and (2) such number of additional shares of the Company's Common Stock, pursuant to an option ("Option Shares") that is exercisable simultaneously with the exercise by any third party of any outstanding warrants, options or other securities carrying rights to shares of the Company's Common Stock, so as to preserve KPN's holding of 51% of the issued and outstanding shares of the Company's Common Stock after giving effect to the issuance of additional shares of Common Stock upon exercise of such outstanding warrants, options or other convertible securities. The Shares will be issued pursuant to, and subject to the terms and conditions of, the Subscription Agreement, dated as of November 19, 1999 (and amended by the Amended and Restated
          Agreement of December 13, 1999), by and among the Company, KPN and Messrs. Frank R. Cohen and Csaba Toro (two of the five current directors of the Company), as it may be amended from time to time
          (the "Subscription Agreement"). The Option Shares will be issued upon exercise of an option under the Option Agreement, dated
          November 19, 1999 (and amended by the Amended and Restated Agreement of December 13, 1999), by and between KPN and the Company, as it may be amended from time to time (the "Option Agreement" and together with the Subscription Agreement, the "KPN Agreements"). Based upon the number of outstanding shares of the Company's Common Stock and outstanding warrants, options or other securities carrying rights to shares of the Company's Common Stock, all as of October 26, 1999
          (the date of the original agreement between the Company and KPN):

          the number of Shares issuable under the Subscription Agreement will be 10,286,742 shares of Common Stock at a purchase price of $1.58 per share for an aggregate purchase price for the Shares of $16,253,052; and the number of Option Shares issuable under the Option Agreement may be up to 4,822,194 shares of Common Stock at a purchase price of $1.38 per share for an aggregate maximum purchase price for the Option Shares of $6,654,628. Any shares of Common Stock issued by the Company to KPN at the closing under the Subscription Agreement in excess of 10,286,742 shares (with such excess shares being subscribed under the Subscription Agreement in such number as will be required to maintain KPN's holding of 51% of the issued and outstanding shares of the Company's Common Stock as a result of the issuance of additional shares of Common Stock upon exercise by third parties of options or warrants between October 26, 1999 and the closing under the Subscription Agreement) will be purchased at the purchase price of $1.38 per share. Copies of the Subscription Agreement and the Option Agreement are attached as Appendix II and Appendix III to the accompanying Proxy Statement. The Subscription Agreement provides that at the closing thereunder, the Company will be required to deliver the resignations of those members of the Company's Board of Directors as agreed between KPN and the Company. KPN and the Company have agreed that, effective as of the closing, two out of the five current directors of the Company, Messrs. Richard G. Maresca and Donald K. Robertson, will resign from the Board and as and from the closing Mr. Martin Pieters, an Executive Vice President of KPN, and Mr. Andre Burg, an adviser to KPN, will become members of the Board of Directors of the Company. Since KPN will have 51% of the Company's Common Stock, representing voting control of the Company, following its purchase of the Shares, KPN's purchase of the Shares will result in a change in the control of the Company.

     3. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     The Board of Directors has fixed December 10, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting any adjournment or postponement thereof. Only holders of record of the Company's Common Stock at the close of business on the Record Date are entitled to vote on all matters coming before the Meeting or any adjournment or postponement thereof. A complete list of stockholders of record entitled to vote at the Meeting will be maintained in the Company's offices at 445 Park Avenue, New York, New York 10022, for ten days prior to the Meeting.

     Whether or not you plan to attend the Meeting in person, please mark, execute, date and return the enclosed proxy in the envelope provided (which requires no postage if mailed within the United States). Should you attend the Meeting in person you may, if you wish, withdraw your proxy and vote your shares in person.


                                           By Order of the Board of Directors,

                                           /s/FRANK R. COHEN
                                           Frank R. Cohen
                                           Chairman

New York, New York
December 14, 1999

The Board of Directors of Euroweb International Corp. has unanimously approved the proposals and determined that the amendment to the Company's certificate of incorporation and the KPN Transaction are advisable and in the best interests of Euroweb International Corp. and its Stockholders.
  After careful consideration, the Euroweb International Corp.
           Board of Directors unanimously recommends
             that Stockholders vote "FOR" approval
                       of the proposals.

                                                             December 14, 1999

                     ____________________

                        PROXY STATEMENT
                     ____________________

              Special Meeting of Stockholders
                 To Be Held January 12, 2000

                       INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies from holders of the Company's Common Stock (the "Stockholders") on behalf of the Board of Directors of Euroweb International Corp. (the "Company") to be used at a Special Meeting of Stockholders of the Company to be held at 10:00 a.m. New York time, on January 12, 2000, 1999 at the offices of Cohen & Cohen, 445 Park Avenue, New York, New York 10022, or at any adjournments or postponements thereof (the "Meeting").

         This Proxy Statement and the accompanying Notice of Special Meeting and form of proxy are first being sent or given to Stockholders on or about December 14, 1999.

         At the Meeting, the Stockholders of the Company are being asked to consider and vote upon:

       (i) a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock"), that is authorized for issuance by the Company from 20,000,000 to 60,000,000 shares of Common Stock, and

       (ii)  a proposal for the issuance by the Company to KPN TELECOM
  B.V., a Netherlands limited liability company ("KPN") of: (1) such number of shares (the "Shares") of the Company's Common Stock as will result in KPN's holding 51% of the issued and outstanding shares of the Company's Common Stock; and (2) such number of additional shares of the Company's Common Stock, pursuant to an option ("Option Shares") that is exercisable simultaneously with the exercise by any third party of any outstanding warrants, options or other securities carrying rights to shares of the Company's Common Stock, so as to preserve KPN's holding of 51% of the issued and outstanding shares of the Company's Common Stock after giving effect to the issuance of additional shares of Common Stock upon exercise of such outstanding warrants, options or other convertible securities.
  The Shares will be issued pursuant to, and subject to the terms and conditions of, the Subscription Agreement, dated as of November 19, 1999, (and amended by the Amended and Restated Agreement of December 13, 1999), by and among the Company, KPN and Messrs. Frank R. Cohen and Csaba Toro (two of the five current directors of the Company), as it may be amended from time to time (the "Subscription Agreement"). The Option Shares will be issued upon exercise of an option under the Option Agreement, dated November 19, 1999 (and amended by the Amended and Restated Agreement of December 13, 1999), by and between KPN and the Company, as it may be amended from time to time (the "Option Agreement" and together with the Subscription Agreement, the "KPN Agreements"). Based upon the number of outstanding shares of the Company's Common Stock and outstanding warrants, options or other securities carrying rights to shares of the Company's Common Stock, all as of October 26, 1999 (the date of the original agreement between the Company and KPN): the number of Shares issuable under the Subscription Agreement will be 10,286,742 shares of Common Stock at a purchase price of $1.58 per share for an aggregate purchase price for the Shares of $16,253,052; and the number of Option Shares issuable under the Subscription Agreement may be up to 4,822,194 shares of Common Stock at a purchase price of $1.38 per share for an aggregate maximum purchase price for the Option Shares of $6,654,628. Any shares of Common Stock issued by the Company to KPN at the closing under the Subscription Agreement in excess of 10,286,742 shares (with such excess shares being subscribed under the Subscription Agreement in such number as will be required to maintain KPN's holding of 51% of the issued and outstanding shares of the Company's Common Stock as a result of the issuance of additional shares of Common Stock upon exercise of options or warrants between October 26, 1999 and the closing under the Subscription Agreement) will be purchased at the purchase price of $1.38 per share. Copies of the Subscription Agreement and the Option Agreement are attached as Appendix II and Appendix III, respectively, to this Proxy Statement. The Subscription Agreement provides that at the closing thereunder, the Company will be required to deliver the resignations of those members of the Company's Board of Directors as agreed between KPN and the Company. KPN and the Company have agreed that, effective as of the closing, two out of the five current directors of the Company, Messrs. Richard G. Maresca and Donald K. Robertson, will resign from the Board and as and from the closing, Mr. Martin Pieters, an Executive Vice President of KPN, and Mr. Andre Burg, an adviser to KPN, will become members of the Board of Directors of the Company. Since KPN will have 51% of the Company's Common Stock, representing voting control of the Company, following its purchase of the Shares, KPN's purchase of the Shares will result in a change in the control of the Company.

  Voting Rights and Proxy Information

       All shares of Common Stock represented at the meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted
  (i) in favor of the proposal to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock that is authorized for issuance by the Company from 20,000,000 shares of Common Stock to 60,000,000 shares of Common Stock and (ii) for the approval of the issuance to KPN of the Shares and the Option Shares pursuant to the Subscription Agreement and the Option Agreement, respectively (collectively, the "KPN Transaction"). The Company does not know of any matters, other than as described in the Notice of Special Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment. Proxies should not be sent by the Stockholder to the Company, but to American Stock Transfer and Trust Company, the Company's Registrar and Transfer Agent, at 40 Wall Street, New York, New York 10005. A pre-addressed, postage-paid envelope is provided for this purpose.

       A proxy delivered pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by (i) filing with the Chairman of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Chairman of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Frank R. Cohen, Chairman of the Board, Euroweb International Corp., 445 Park Avenue, New York, New York 10022.

  Vote Required for Approval

       The Company is submitting the proposal to amend the Company's Certificate of Incorporation to Stockholders for approval in accordance with applicable Delaware law and the terms of the Company's Certificate of Incorporation.

       The Company is submitting the proposed issuance of additional shares of the Company's Common Stock in the proposed KPN Transaction to Stockholders for approval in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD") since the KPN Transaction will result in a change in control of the Company.

       In addition, under the rules of the NASD, the KPN Transaction would also be subject to the approval by Stockholders if the KPN Transaction would result in the issuance of 20% or more of the Company's Common Stock outstanding before the issuance to KPN at a price per share less than the greater of: (i) the book value per share of the Company's Common Stock; or (ii) the market value per share of the Company's Common Stock. Although the KPN Transaction will clearly result in the issuance of more than 20% of the Company's Common Stock outstanding before the issuance to KPN, the Company does not believe that the prices per share for the shares of the Company's Common Stock to be issued to KPN in the KPN Transaction were less than either the book value per share of the Company's Common Stock or the market value per share of the Company's Common Stock in effect at the time of the negotiation of, and agreement on, the terms of the KPN Transaction. However, since the KPN Transaction will result in a change in control of the Company and therefore requires Stockholder approval in any case, the Company is supplying the following information regarding a comparison of the prices per share of Common Stock to be paid by KPN in the KPN Transaction with the Company's determination of the book value and market value per share of the Common Stock in effect at the time of the negotiation of, and agreement on, the terms of the KPN Transaction. The

  Company is supplying this information so that it will be available for Stockholders to consider in deciding whether or not to vote in favor of the proposals described in this Proxy Statement. The prices per share for the shares of Common Stock to be issued to KPN are: $1.58 per share for the 10,286,742 Shares issuable under the Subscription Agreement; and $1.38 per share for up to 4,822,194 Option Shares issuable under the Option Agreement. As of September 30, 1999, the book value per share of the
  Company's Common Stock was $0.56 per share.  (See "CAPITALIZATION   Effect
  of Book Value Per Share" below.) Accordingly, the prices per share of the shares of Common Stock to be issued to KPN in the KPN Transaction are in excess of the book value per share in effect at the time of the negotiation of, and agreement on, the KPN Transaction. During the period of negotiations with KPN from September 1, 1999 through October 26, 1999, the prices at which shares of the Company's Common Stock were quoted on The Nasdaq Small Cap Market ranged as follows: the High/Ask Prices ranged from $1.344 to $1.688 and the Low/Bid Prices ranged from $1.25 to $1.563. On October 22, 1999, the day on which the Company and KPN reached agreement (after the close of Nasdaq) on the terms of the KPN Transaction (which agreement was later evidenced by the original agreement dated October 26, 1999) the prices quoted were: the High/Ask Price was $1.469, the Low/Bid Price was $1.375 and the Closing Bid Price was $1.375. (See
  "MARKET PRICES PER SHARE" and "PROPOSAL TO ISSUE SHARES   Discussions
  Leading To KPN Transaction" below.) The Company believes that the prices per share of the Company's Common Stock payable by KPN in the KPN Transaction reflect the market price for the Company's Common Stock in effect at the time of the negotiation of, and agreement on, the terms of the KPN Transaction.

       The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote is required to constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote on such matters at the Meeting is required for approval of the proposals to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock thereunder. The affirmative vote of a majority of the total votes cast, in person or by proxy, is required for approval of the proposal for the issuance of shares of Common Stock in the KPN Transaction. Accordingly, abstentions will have the same effect as a vote against such matter. Under applicable Delaware law, proxies returned by brokers as "non-votes" will not be counted for determining the votes cast on a proposal. Proxies submitted which contain abstentions or broker "non-votes" will be deemed present at the Meeting in determining the presence of a quorum.

       Your Board of Directors has unanimously approved each of the proposals set forth herein. Accordingly, the Board recommends a vote FOR the proposal to amend the Company's Certificate of Incorporation and FOR the proposal to issue the shares of its Common Stock pursuant to the KPN Transaction.

  Voting Securities

       December 10, 1999 has been set as the record date (the "Record
  Date") for determining Stockholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were outstanding 10,338,552 shares of Common Stock. Each holder thereof is entitled to one vote per share.

  Costs of Solicitation of Proxies

       This solicitation of proxies is made by the Board of Directors of the Company and the Company will bear the costs of this solicitation (which the Company estimates will be approximately $10,000), including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies. It is contemplated that proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. The Company may also pay for and use the services of other companies or individuals not regularly employed by the Company in connection with the solicitation of proxies if the Board of Directors of the Company determines that it is advisable.

               SECURITIES OWNERSHIP OF CERTAIN
               BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of the Common Stock as of December 10, 1999 by
  (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each director of the Company; and (iii) all executive officers and directors as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment powers with respect to all shares of Common Stock beneficially owned by it or him as set forth opposite its or his name.

                               Shares
                               Beneficially
    Name and Address           Owned (1)                   Percent Owned (1)


  Frank R. Cohen
  445 Park Avenue
  New York, NY 10022             525,000 (2)                       4.84%

  Robert Genova
  227 Route 206, Unit 11
  Flanders, NJ 07836             638,000 (3)                       5.89%

  Donald K. Roberton
  3350 Charles MacDonald Drive
  Sarasota, FL 34240             100,000(4)                        0.96%

  Richard Maresca
  1111 Wyoming Drive
  Mountainside, NJ 07082         110,200(5)                        1.06%

  Csaba Toro
  1122 Budapest
  Varosmajor utca 13
  Hungary                        465,000(6)                        4.30%

  All Officers and Directors
  as a Group (5 Persons)        1,838,200                        15.30%

  Deutsche Bank A.G.
  Taunusanlage 12
  D-60325, Frankfurt am Main
  Federal Republic of Germany     880,000(7)                       8.51%
 ____________________________
  (1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days after December 10, 1999. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on December 10, 1999, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
  (2) Includes 515,000 shares of Common Stock issuable upon exercise of currently exercisable options: 100,000 shares at $1.00 per share pursuant to Mr. Cohen's September 1998 employment contract; 315,000 shares at $1.625 per share pursuant to an April 1999 modification to his employment contract; and 70,000 shares at $1.25 per share and 30,000 shares at $1.625 per share pursuant to the Company's 1993 Stock Option Plan.

  (3) Includes 500,000 shares of Common Stock issuable upon exercise of currently exercisable options: 100,000 shares at $1.00 per share pursuant to Mr. Genova's September 1998 employment contract; 370,000 shares at $1.625 per share pursuant to an April 1999 modification to his employment contract; and 30,000 shares at $1.625 pursuant to the Company's 1993 Stock Option Plan.
  (4) Includes 100,000 shares of Common Stock issuable upon exercise of currently exercisable options: 50,000 shares at $2.094 per share, 10,000 shares at $1.625 per share, and 40,000 shares at $1.25 per share, in each case pursuant to the Company's 1993 Stock Option Plan.
  (5) Includes 100,000 shares of Common Stock issuable upon exercise of currently exercisable options: 10,000 shares at $1.25 per share, 10,000 shares at $1.625 per share, and 80,000 shares at $2.094 per share, in each case pursuant to the Company's 1993 Stock Option Plan.
  (6) Includes 465,000 shares of Common Stock issuable upon exercise of currently exercisable options: 100,000 shares at $1.00 per share pursuant to Mr. Toro's September 1998 employment agreement; 315,000 shares at $1.625 per share pursuant to an April 1999 modification to his employment agreement; and 50,000 shares at $2.00 per share granted pursuant to a prior consulting agreement. In addition, Mr. Toro holds 60,000 shares of record for the beneficial ownership of five individuals who received such shares as partial consideration paid by the Company for the acquisition of Enet Hungary in 1996.
         Mr. Toro disclaims any beneficial ownership of such 60,000 shares.
  (7) Information included within a Schedule 13G dated November 5, 1999 and filed with the Securities and Exchange Commission, in which
         Schedule 13G, Deutsche Bank A.G., the Reporting Person under the
         Schedule 13G, states that Deutsche Bank A.G. shares voting and dispositive power as to said 880,000 shares and such shares are held by subsidiaries of the Reporting Person that manage mutual funds, the shareholders of which have the ultimate right to dividends from such shares and to the proceeds from any sale of such shares.

                                CAPITALIZATION

        The following table sets forth the capitalization of the Company:
  (i) at September 30, 1999, (ii) pro forma at September 30, 1999, after giving effect to the issuance of 10,286,742 shares of Common Stock to KPN as a result of the consummation of the transactions contemplated by the Subscription Agreement; (iii) pro forma as adjusted for the issuance of 4,822,194 shares of Common Stock upon exercise by third parties of the options and warrants to purchase shares of the Company's Common Stock outstanding on October 26, 1999; and (iv) pro forma as adjusted for the issuance of an additional 4,822,194 shares of Common Stock upon exercise by KPN of its right to purchase Option Shares under the Option Agreement upon exercise by third parties of options and warrants outstanding as of October 26, 1999.





                                                                                     Pro Forma
                                                                                    Adjusted for
                                                                                    Issuance of           Pro Forma
                                                                                     Shares on           Adjusted For
                                                          Pro Forma for              Exercise by          Issuance of
                                                           Issuance of                 third             Option Shares
                                                          Shares to KPN             parties of            to KPN under
                                                               under               outstanding           the Option
                                                           Subscription             Options and            Agreement
                                           Actual            Agreement                Warrants

Total debt                               $1,281,123          $1,281,123               $1,281,123           $1,281,123

Minority interests                           10,013              10,013                   10,013               10,013

Shareholders Equity
     Preferred Stock                              -                   -                        -                    -
     Common Stock                             9,884              20,171                   24,995               29,815
     Additional paid-in capital          26,017,597          42,260,362               50,737,254           57,387,060
     Accumulated deficit and
     other comprehensive losses:        (16,338,794)        (16,338,794)             (16,338,794)         (16,338,794)

Total shareholders equity                 9,688,687          25,941,739               34,623,353           41,078,081

Total capitalization                    $10,979,823         $27,232,875              $35,714,589          $42,369,217





Effect on Book Value Per Share

       Set forth below is information concerning the Company's net book value (excluding goodwill), net book value per share of Common Stock, net book value per share of fully-diluted Common Stock and shares of Common Stock outstanding and fully-diluted Common Stock outstanding (i) at September 30, 1999, (ii) pro forma at September 30, 1999, after giving effect to the issuance of 10,286,742 shares of Common Stock to KPN as a result of the consummation of the transactions contemplated by the Subscription Agreement; (iii) pro forma as adjusted for the issuance of 4,822,194 shares of Common Stock upon exercise of the options and warrants to purchase shares of the Company's Common Stock outstanding on October 26, 1999; and (iv) pro forma as adjusted for the issuance of an additional 4,822,194 shares of Common Stock upon exercise by KPN of its right to purchase Option Shares under the Option Agreement upon exercise by third parties of options and warrants outstanding as of October 26, 1999.


                                                                              Pro Forma
                                                                            Adjusted for
                                                                             Issuance of         Pro Forma
                                                           Pro Forma for      Shares on         Adjusted for
                                                            Issuance of      Exercise by        Issuance of
                                                           Shares to KPN   third parties of     Option Shares
                                                               under         outstanding        to KPN under
                                                           Subscription      Options and         the Option
                                             Actual          Agreement         Warrants           Agreement


  Net book value of                        $5,554,027       $21,807,079       $30,288,843        $36,943,421
  Common Stock (excluding
  Goodwill)(1)

  Net book value per                             $.56             $1.08             $1.21              $1.24
  share of Common Stock
  (excluding Goodwill)

  Net book value per                             $.56              $.73             $1.02              $1.24
  share of fully-diluted Common
  Stock (excluding Goodwill)

  Shares of Common Stock                    9,883,340        20,170,082        24,992,276         29,814,470
  outstanding

  Fully-diluted Common Stock                9,883,340 (2)    29,814,470 (3)    29,814,470 (3)     29,814,470
  outstanding



  (1)  Net book value excludes goodwill of $4,134,660.
  (2) Excludes: all shares of Common Stock issuable upon exercise of all outstanding third party options and warrants; and the KPN Option Shares.
  (3) Includes: all shares of Common Stock issuable upon exercise of all outstanding third party options and warrants; and the KPN Option Shares.

  Dilution to Current Stockholders as a Result of KPN Transaction

       Completion of the KPN Transaction will substantially reduce the current Stockholders' percentage ownership in the Company and will allow KPN to designate all members of the Board of Directors. In addition, KPN will be able to effect certain transactions, including mergers, consolidations and sales of substantially all of the assets of the Company, without the consent of any of the Company's minority Stockholders. Following consummation of the KPN Transaction, KPN also will be able to effect a change in control of the Company or to prevent such a change in control. Furthermore, if KPN were to sell a substantial portion of its Common Stock, whether pursuant to Rule 144 under the Securities Act, registration under the Securities Act or otherwise, such sale could adversely affect the market price of the Common Stock.

  The table below indicates certain dilutive effects of the KPN Transaction.


                                                            Percentage of Total
                                                Number       Number of Shares
                                               of Shares         Issuable

  Shares outstanding at October 26, 1999       9,883,340         33.15%
  Shares issuable upon exercise of warrants
  and options outstanding at October 26,
  1999                                         4,822,194         16.17%

  Shares issuable to KPN under
  Subscription Agreement                      10,286,742         34.51%
     Option Agreement                          4,822,194         16.17%

     Subtotal of shares issuable to KPN       15,108,936         50.68%

  Total                                       29,814,470          100%

                   MARKET PRICES PER SHARE

         The Company's Common Stock is traded in the over-the-counter market on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") under the symbol "EWEB".

       The following table sets forth the high and low bid prices for the Common Stock during the periods indicated as reported by NASDAQ. The prices reported reflect inter-dealer quotations, and may not represent actual transactions and do not include retail mark-ups, mark-downs or commissions.


                                     High             Low
    Quarter Ending

    1997
    March 31, 1997                  2.500            1.125
    June 30, 1997                   1.312             .625
    September 30, 1997              1.000             .625
    December 31, 1997                .875             .375

    1998
    March 31, 1998                   .500             .250
    June 30, 1998                   3.250             .375
    September 30, 1998              2.750             .750
    December 31, 1998               3.000            1.375

    1999
    March 31, 1999                  3.188            1.594
    June 30, 1999                   2.750            1.344
    September 30, 1999              1.688            1.250
    Thru December 10, 1999          8.625            1.250



                CONTROL OF THE COMPANY BY KPN

          As a result of the KPN Transaction, KPN will hold 51% of the outstanding shares of Common Stock of the Company and, as a result, will have the power to control the management and direction of the Company, including the election of all directors and the appointment of all officers. (See "Voting and Other Rights of Stockholders After KPN Transaction" below).

       The Board of Directors of the Company is currently comprised of five members: Frank R. Cohen (Chairman), Robert Genova, Csaba Toro, Richard G. Maresca and Donald K. Roberton, all of whom were elected at the Company's Annual Meeting of Stockholders on May 21, 1999.

       If the issuance of the shares of the Company's Common Stock in the KPN Transaction is approved by Stockholders and the other conditions to closing under the Subscription Agreement are satisfied, Messrs. Maresca and Roberton will resign from the Board immediately prior to the closing of the KPN Transaction and they will be replaced by Messrs. Marten Pieters and Andre Burg. Messrs. Frank R. Cohen, Robert Genova and Csaba Toro will continue to serve as Directors, subject to the right of KPN, as owner of 51% of the shares of the Company's Common Stock to elect all directors of the Company. Neither Delaware law nor the Company's by-laws require that Stockholders vote at the Special Meeting on the election of Messrs. Marten Pieters and Andre Burg as members of the Company's Board of Directors, and the Company is not soliciting proxies from Stockholders for their election. Article III, Section 12 of the Company's By-laws permits members of the Company's Board of Directors to resign effective at a future date, and Article III, Section 11 thereof gives a majority of the Board of Directors then in office the power to fill such vacancies effective with the resignation of those members of the Company's Board of Directors who have resigned. Messrs. Frank R. Cohen, Robert Genova and Csaba Toro and each of the new members of the Company's Board of Directors will continue to serve as members of the Company's Board of Directors until his successor is duly elected and qualified following the next
  Annual Meeting of Stockholders or his earlier resignation.

       The KPN Agreements do not require as a condition for the consummation of the KPN Transaction that there be any changes in the persons holding positions as officers of the Company and KPN representatives have stated that they have no current intention of making any such change. Accordingly, following the consummation of the KPN Transaction until a change is decided by the Board of Directors, the officers of the Company will continue to be:

        Name                                           Title

  Frank R. Cohen                            Chairman of the Board
                                            Secretary, Treasurer (CFO)

  Robert Genova                             President, Chief Executive Officer

  Csaba Toro                                 Vice President-International,
                                             Managing Director (CEO) of all
                                             European Operations

      Messrs. Marten Pieters and Andre Burg have consented to be named in this Proxy Statement and to serve as Members of the Board Directors of the Company if the issuance of shares of the Company's Common Stock pursuant to the KPN Transaction is approved by Stockholders. Information with respect Messrs. Marten Pieters and Andre Burg is set forth below.


             NAME                       AGE        PRINCIPAL OCCUPATION AND
                                                    RELATED INFORMATION

      Marten Pieters                    46          Vice-President, KPN
      Andre Burg                        52          Advisor, KPN


       Mr. Pieters. Mr. Pieters is an Executive Vice President of Koninklijke KPN N.V., the parent entity that owns 100% of the capital of KPN ("KPN Parent"). He is responsible for KPN Parent's international activities in Europe and the United States, and currently holds seats on the boards of various incumbent operators including Eircom in Ireland and SPT in the Czech Republic and also of new telco's such as Pantel in Hungary. In 1995, he was appointed Vice President of International Operations responsible for KPN Parent's affiliated companies, including Eircom, SPT and Pannon GSM. Prior to that, he held positions first as Commercial Director and later as Managing Director of a telcom district. He joined KPN Parent in 1989 as Secretary to the Board of Management, after spending more than ten years working in the food industry. During this period, he was employed as Financial Director at an international company for five years (1984 to 1988). Marten Pieters is a graduate in Dutch law and completed a postgraduate course in Economics in 1997.

       Mr. Burg. At present, Mr. Burg is a consultant to KPN. Previously Mr. Burg held the position of Executive Vice-President, Business Development at KPN Parent. In this position he arranged the acquisitions of KPN in Central and Eastern Europe and Ireland. Mr. Burg joined KPN in 1991. Prior to that he held positions as Chief Executive Officer of a food processing company and as managing director of the largest stevedoring company in Europe and a public transportation company. Andre Burg has a degree in civil engineering and gained experience in the civil engineering industry for more than 9 years.

  Voting and Other Rights of Stockholders After KPN Transaction

       The number of shares of Common Stock issuable to KPN pursuant to the Subscription Agreement will vest total voting control of the Company in KPN. Accordingly, KPN will be able effectively to elect all directors and appoint all officers of the Company, and only furnish existing Stockholders with Information Statements pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, regarding such actions. Additionally, KPN will have the voting power necessary to take the Company

  "private" or merge it with another entity without having to consult with the other Stockholders, or prevent the sale of the Company to other interested parties at a point in time that minority Stockholders might deem a sale to be advantageous to their interests.

       Although the foregoing represents possible actions that could be taken by any stockholder having control of the Company, KPN has stated to the Company that it has not historically interfered with the management of companies that it has acquired; however, there can be no assurance that there will be no changes in the Company management in the future. In addition, it may be advantageous for KPN to maintain the Company as a public company so as to obtain access to U.S. securities markets for additional funding of the Company's future operations and growth, but KPN is not obligated to do so.

               INTEREST OF CERTAIN PERSONS IN THE KPN TRANSACTION

   Change in Mr. Genova's Employment Contract

       Prior to the signing of the Subscription Agreement, the Company changed the position of Mr. Robert Genova to that of Chief Executive Officer, President and Director of the Company. At the same time the term of Mr. Genova's employment was extended until December 31, 2005. As a result of this, Mr. Genova's annual salary was fixed at $350,000. These modifications were reflected in a restated Employment Contract dated October 18, 1999 that was approved by the Board of Directors. KPN has been informed of these modifications and has no objections to them. Payments to Resigning Directors and Continuation of Options

       At a meeting of the Board of Directors on October 1, 1999, in response to the assumption that in connection with the consummation of a transaction with any of the then considered strategic partner-investors, the Company would be required to reduce the size of its Board of Directors, the Board authorized the payment by the Company to any director resigning in response to a request of a strategic partner-investor of $50,000 at the time of such resignation. As a result of such action, Messrs. Donald K. Roberton and Richard G. Maresca will each receive a payment of $50,000 at the closing of the Subscription Agreement when their resignations from the Board will become effective.

       If in the future, KPN should ask Messrs. Frank R. Cohen, Robert Genova or Csaba Toro to resign, a similar $50,000 payment would also be made to them upon the effectiveness of their resignation unless the parties agree on other terms of resignation.

       In addition, the Board has determined that any director who resigns in response to a request by KPN may continue to hold any options such Director may then have for the duration of the term of such option. If such determination by the Board of Directors had not been made, the option of any resigning Director would be exercisable for a period of six months following his resignation and then would expire.

  Change in Mr. Cohen's Contract

       At a meeting of the Board of Directors on October 1, 1999, in anticipation of an agreement with, and in response to requests made by, the then considered strategic partner-investors, the Board of Directors modified the Company's Employment Contract with Frank R. Cohen to eliminate the requirement under said contract that the Company furnish Mr. Cohen a split dollar insurance policy. Such policy would have cost the Company $160,000 per year. In exchange for this change, the salary of Mr. Cohen was increased from $150,000 per year to $200,000 per year. In addition, Mr. Cohen would no longer serve as Chief Executive Officer of the Company but would serve as Chief Financial Officer of the Company. These changes were reflected in a restated Employment Contract dated as of October 1, 1999 that was approved by the Board of Directors.

    PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK THEREUNDER
                      FROM 20,000,000 TO 60,000,000 SHARES

                           (ITEM 1 ON THE PROXY CARD)

       On October 26, 1999, the Board of Directors unanimously approved the KPN Transaction recognizing that it would be necessary to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue. On November 19, 1999 the Board of Directors of the Company unanimously approved the KPN Agreements and unanimously adopted a resolution approving, and recommending to the Company's Stockholders for their approval, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 60,000,000 shares in order to have a sufficient number of shares of Common Stock authorized to consummate the KPN Transaction and so that the Company might have flexibility to affect additional acquisitions in the future. The text of Article Fourth of the Certificate of Incorporation, as amended by this proposed amendment is attached hereto as Appendix I hereto and the description thereof set forth below is qualified in its entirety by reference to such text. The proposed amendment to the Certificate of Incorporation would replace the existing Article Fourth in its entirety.

       As of December 10, 1999, 10,338,552 shares of Common Stock were issued and outstanding; 2,512,194 shares were reserved for issuance pursuant to certain warrants; 480,000 shares are reserved for issuance pursuant to unexercised options granted under the Company's 1993 Incentive Stock Option Plan; 1,350,000 shares were reserved for issuance pursuant to options granted pursuant to certain employment contracts, consulting arrangements or acquisitions. Thus, the Company only has a balance of 5,319,254 authorized shares of Common Stock available for other purposes.

       The KPN Transaction requires the issuance of (1) the Shares, constituting such number of shares of the Company's Common Stock as will result in KPN's holding 51% of the issued and outstanding shares of the Company's Common Stock; and (2) the Option Shares, constituting such number of shares of the Company's Common Stock pursuant to the Option Agreement that is exercisable simultaneously with the exercise by any third party of any outstanding warrants, options or other securities carrying rights to shares of the Company's Common Stock so as to preserve KPN's holding of 51% of the issued and outstanding shares of the Company's Common Stock after giving effect to the issuance of additional shares of Common Stock upon exercise of such outstanding warrants, options or other convertible securities. Based upon the number of outstanding shares of Company Common Stock and outstanding warrants, options or other securities carrying rights to shares of the Company's Common Stock, all as of October 26, 1999 (the date of the original agreement between the Company and KPN): the number Shares issuable under the Subscription Agreement will be 10,286,742 shares of Common Stock at a purchase price of $1.58 per share for an aggregate purchase price for the Shares of $16,253,052; and the number of Option Shares issuable under the Option Agreement may be up to 4,822,194 shares of Common Stock at a purchase price of $1.38 per share for an aggregate maximum purchase price for the Option Shares of $6,654,628. Any shares of Common Stock issued by the Company to KPN at the closing under the Subscription Agreement in excess of 10,286,742 shares (with such excess shares being subscribed under the Subscription Agreement in such number as will be required to maintain KPN's holding of 51% of the issued and outstanding shares of the Company's Common Stock as a result of the issuance of additional shares of Common Stock upon exercise by third parties of the options or warrants between October 26, 1999 and the closing under the Subscription Agreement) will be purchased at the purchase price of $1.38 per share. Under the Option Agreement, the number of Option Shares and the exercise price are subject to adjustment to take into account any adjustment to the Company's share capital.

       While it is not presently contemplated that any shares of Common Stock will be issued by the Company other than in connection with the KPN Transaction, the Board of Directors believes that the increase in the authorized shares of Common Stock beyond the number necessary for the KPN Transaction is in the best interests of the Company and its Stockholders. The Board of Directors believes that the proposed increase in the authorized shares of Common Stock beyond the number necessary for the KPN Transaction would provide the Company with more financial flexibility and the Company would be able to issue shares of Common Stock, including debt securities or shares of preferred stock convertible into Common Stock, without the expense and delay of a Stockholder's meeting. Some of the purposes for which the additional shares of Common Stock could be used are raising additional capital, future acquisitions of other businesses, stock dividends and stock splits, management incentive and employee benefit plans, sales to employee savings plans, stock purchase plans, extraordinary corporate transactions, and for general corporate purposes from time to time. If the proposed amendment is approved, the Board would be able to authorize the issuance of Common Stock in future transactions for any of the foregoing purposes, at any time, without obtaining further authorization from the Company's Stockholders, unless such authorization is required by applicable law or the rules of any regulatory authorities to which the Company or its Common Stock may be subject.

       The Board of Directors recommends that stockholders vote "FOR" approval of the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock thereunder from 20,000,000 to 60,000,000 shares.

                            PROPOSAL TO ISSUE SHARES

                           (ITEM 2 ON THE PROXY CARD)

  Background Reasons for the KPN Transaction

       To implement the Company's strategic plan of becoming an Internet Service Provider ("ISP") consolidator for Central Europe, the Company has needed and will continue to need substantial capital to develop its business and/or to acquire existing companies. In the past, the Company has been forced to issue new shares of its Common Stock either to raise cash to be used in its expansion or to deliver such shares as consideration for the acquisition of businesses. Often, the Company has been forced to issue shares of its Common Stock for such purposes at prices representing a discount from the market quotations for its Common Stock, resulting in dilution to its Stockholders.

       In order to be able to compete in the ISP business without resorting to constant dilution of the interests of its Stockholders, the Company determined that it needed to partner with a large, financially viable and technological leader in the business. In exploring various arrangements with such types of potential strategic partners investors, the Company determined that KPN, among all of the potential strategic partners-investors, was the only one that was willing to acquire a portion only of the Company's equity, thereby permitting the current Stockholders to
  continue to participate in the equity ownership of the Company   although
  on a diluted basis.

  Discussions Leading to the KPN Transaction

       The Company has had an indirect relationship with KPN since November 1998 when the Company sold a 51% ownership interest in its Hungarian ISP operation, EuroWeb RT, to Pantel Tavkozlesi es Kommunikacios Rt which is 49% owned by KPN.

       During August 1999, the Company, through an intermediary, tried to reacquire 2% of EuroWeb RT so as to be able to consolidate its operations. Shortly after contact had been made with KPN exploring such possibility in early September 1999, Mr. Andre Burg, a consultant to KPN, approached Mr. Csaba Toro in person to discuss a proposal for the acquisition of a stake in the Company by KPN. Immediately following this approach, Mr. Csaba Toro informed the other members of the Board of Directors of the Company.

       The Company immediately commenced further preliminary internal discussions of this proposal.

       Following these internal discussions, Mr. Robert Genova, Mr. Richard Maresca and Mr. Csaba Toro visited The Hague for further discussions with Mr. Andre Burg and other representatives of KPN during which KPN and the Company discussed the terms on which KPN would invest in the Company.

       On Friday, October 22, 1999, representatives of the Company and KPN met to agree upon the terms of the KPN Transaction, including the prices per share at which KPN would agree to purchase the Shares and the Option Shares. Consistent with the understanding between the Company and KPN developed during the negotiations, that the prices per share of the Company's Common Stock to be paid by KPN would be fixed at a small premium over the market price for the Company's Common Stock, the parties waited until the closing of the Nasdaq market and agreed upon the price per share of $1.58 per share for the Shares and $1.38 per share for the Option Shares. On October 22, 1999, the prices quoted for the Company's Common Stock were: the High/Ask Price was $1.469, the Low/Bid Price was $1.375 and the Closing Bid Price was $1.375.

       On October 26, 1999, Mr. Andre Burg and Mr. Csaba Toro met in Budapest, after getting the necessary internal approvals from their respective boards for the terms of the KPN Transaction, and signed an Agreement Relating to the Subscription of New Shares and Share Options in the Company between the Company and KPN. That Agreement reflected the agreement on prices reached the previous Friday, October 22, 1999.

       On October 27, 1999, the Company made a public announcement that it had signed a letter of intent to sell new shares of its Common Stock to an unnamed West European based international telephone company in a transaction that would result in the buyer's ownership of 51% of the then outstanding shares of the Company's Common Stock. The basic terms of the KPN Transaction were disclosed but the name of the buyer was not disclosed until the conclusion of the buyer's due diligence.

       From September 1, 1999, the time when KPN first approached the Company, through October 26, 1999, the Company's shares traded on Nasdaq between a low of $1.25 on September 29, 1999 and a high of $1.688 on September 17, 1999.

       From October 26, 1999 through November 12, 1999, KPN undertook a diligence review of the Company. Based on the results of its review, KPN negotiated the Subscription Agreement and the Option Agreement with the Company, each of which the parties signed on 19th November, 1999.

       During the period from October 26, 1999 through November 19, 1999, the Company's shares traded at prices between a low of $1.344 on October 26, 1999, and a high of $8.625 on November 16, 1999, which the Company attributes to the announcement that the Company had signed the Agreement Relating to the Subscription of New Shares and Share Options with KPN.

       Subsequent to November 19, 1999 through December 10, 1999, the Company's shares closed at prices from a low of $3.625 on November 24, 1999 to a high of $5.188 on November 29, 1999. On December 10, 1999, the Company's share price closed at $4.50.

       See also "MARKET PRICES PER SHARE" above.

  Recommendation of the Board of Directors

       On November 19, 1999, the Board by unanimous vote approved the issue and sale of the Shares and the Option Shares to KPN and the form of the Subscription Agreement and the Option Agreement. In evaluating the proposed KPN Transaction the Board considered the following material factors.

       The favorable factors considered by the Board were as follows:

            - The KPN Transaction would provide the Company with an immediate cash infusion of $16,253,052 to continue operations and development activities.

            - Through the KPN Transaction and the representation on the Board of Messrs. Marten Pieters and Andre Burg, the Company would establish a strategic alliance with KPN and gain a more favorable basis to obtain access to the financial, marketing and technical resources of KPN.

            - The potential future capital infusion of up to $6,970,052 available to the Company through the exercise of the Option Agreement and issuance of the Option Shares.

            - Absence of viable alternatives. During the second and third quarters of 1999, the Company pursued strategic relationships, including mergers, with other prospective parties. The Company did not receive any substantive proposals or definitive offers from these or any other sources, and the Board did not believe that any of these sources was prepared to move quickly at that time toward negotiation and consummation of an alternative transaction. In addition, alternative strategic partner-investors with whom the Company had discussions all expressed a desire to acquire 100% of the Company's equity. KPN, among all of the potential strategic partners-investors, was the only one that was willing to acquire a portion only of the Company's equity, thereby permitting the current Stockholders to continue to participate in the equity ownership of the Company -- although on a diluted basis. Management of the Company believes that the KPN Transaction, which permits such continued equity ownership and such participation in the future growth, if any, of the Company, is in the best interests of the Stockholders.

            - Without the equity infusion by KPN, the Company would have to consider financial alternatives available to it, including reducing operations, deferring research and development projects and reducing staffing. See "Consequences of Failure to Approve the Sale" below.

            - Despite the change in control of the Company and the dilution resulting from the KPN Transaction, existing Stockholders would be able to participate in any future growth and profitability of the Company and the Company's efforts to realize long-term value.

            - Full disclosure of the KPN Transaction would be made to Stockholders, and the consummation of the KPN
                 Transaction would be subject to the approval of the Stockholders.
       The negative factors considered by the Board were as follows:

            - The KPN Transaction would cause substantial dilution in the percentage ownership of existing Stockholders.

            - The issuance of 10,286,742 shares of the Company Common Stock at a price of $1.58 per share could have a depressive effect on the market price of the Common Stock.

            - KPN will have the right to vote more than 51% of the outstanding Common Stock, and, accordingly, KPN would be able to effect certain transactions, including mergers, consolidations and sales of substantially all of the assets of the Company, without the consent of the Company's other Stockholders. KPN also will be able to effect a change in control of the Board of Directors or prevent such a change in control.

            - The sale of a substantial portion of KPN's shares of Common Stock (or the possibility that such a sale may occur) could adversely affect the market price of the Common Stock.

       The Board of Directors unanimously recommends that Stockholders approve the KPN Transaction. The Board of Directors believes that the terms of the equity investment represented by the Shares and the Option Shares are in the best interests of the Company and the Stockholders and are fair to Stockholders. The Board believes that it is necessary to give KPN control of the Company as a condition of the KPN Transaction in response to KPN's assertion that such control is a condition of its investment in the Company so that KPN can implement its business objectives. Messrs. Marten Pieters and Andre Burg are more experienced than the current Board of Directors in doing business in Europe, particularly in Central and Eastern Europe, and their presence on the Board of Directors will assist the Company to establish a better European identity. Their business relationships, as well as those of KPN, with financial intermediaries may be helpful to the Company in developing acquisition prospects for the Company. Furthermore, the Company expects to benefit from the investments of KPN in the telecommunications industry, especially in Europe and, more specifically, in Central and Eastern Europe. The Company believes that these relationships will increase sales opportunities for the Company's products and services in the European market and, with the assistance of KPN, facilitate the development of a client base for the Company's products in Central and Eastern Europe.

Consequences of Failure to Approve the Sale

       If the proposed sale to KPN is not approved by Stockholders, or the Company is unable to obtain alternative financing before the end of 1999, it may have to reduce its operations, defer research and development projects and reduce staffing. No alternative financings are under consideration at this time and there can be no assurance that alternative financing will be available on terms acceptable to the Company or its Stockholders. Furthermore, if the KPN Transaction is not approved by Stockholders and alternative financing is not available, in the absence of disclosure of positive business developments concerning the Company, the market price of the Common Stock could decline. If the bid price of the Common Stock declines below $1.00 for 30 consecutive days, the Common Stock will be subject to the delisting procedures of the Nasdaq SmallCap Market.

  No Dissenter's Appraisal Rights

       Under Delaware law, stockholders who vote against the issuance of shares of the Company's Common Stock in the KPN Transaction will not have appraisal rights.

  Description of Subscription Agreement

       Following the above-described period of negotiations, the Company and KPN entered into the Agreement Relating to the Subscription of New Shares and Share Options in the Company (described therein as Euroweb Inc.) dated as of October 26, 1999. This Agreement, which sets forth the basic terms of the KPN Transaction, has been replaced by the Subscription Agreement which was entered into following the due diligence review of the Company by KPN. The text of the Subscription Agreement is attached hereto as Appendix II and the description thereof set forth below is qualified in its entirety by reference to such text.

       General. The Subscription Agreement provides for the issuance to KPN, and the subscription and purchase by KPN, of such number of shares of the Company's Common Stock (the "Shares") as will result in KPN's holding 51% of the issued and outstanding shares of the Company's Common Stock at the closing of the transactions contemplated by the Subscription Agreement (the "Closing"). KPN, in reliance on the representations, warranties and covenants of the Company in the Subscription Agreement, has agreed to pay:

            (i) $1.58 per share for the number of shares necessary for KPN's holding of 51% based on the number of shares of Common Stock outstanding as of October 26, 1999, or 9,883,340 shares of Common Stock. To hold 51% of the Company's Common Stock on such basis, KPN will purchase 10,286,742 shares of Common Stock at $1.58 per share for a payment to the Company of $16,253,052.

            (ii) $1.38 per share for the additional number of shares necessary to maintain KPN's holding of 51% of the shares of the Company's Common Stock after giving effect to the issuance of additional shares of Common Stock as a result of the exercise by third parties of options or warrants during the period October 26, 1999 and the Closing. Based upon information as of the record date of December 10, 1999, 455,212 shares of the Company's Common Stock were issued as a result of the exercise of options and warrants by third parties during the period October 26, 1999 and the record date. This will result in the payment of an additional $628,193 at the closing under the Subscription Agreement and could, subject to the exercise of additional third party options and warrants, result in a total additional payment of $6,654,628.

       Messrs. Frank F. Cohen and Csaba Toro, current directors of the Company and parties to the Subscription Agreement, in their capacities as directors of the Company, and the Company, have agreed to cause the transactions contemplated by the Closing to take place and to cause the Company to conduct its business in the ordinary course (in accordance with the specific requirements of the Subscription Agreement) prior to the Closing.

       Conditions. KPN's purchase of the Shares is conditional upon: (i) the adoption by the Stockholders of the resolutions proposed in this Proxy Statement; (ii) compliance with the Antitrust laws described below and the expiration or termination of any waiting periods prescribed under such Antitrust laws; and (iii) the Option Agreement's being entered into by the Company and KPN. If the Closing does not take place on or prior to March 31, 2000, if there is a material breach of the warranties or covenants of the Company set forth in the Subscription Agreement or if certain specified events should occur, KPN may elect, without any liability to the Company, not to complete the transactions contemplated by the Subscription Agreement.

       Registration Rights. The Company is obligated, subject to certain conditions being met as to timing and contemplated number of shares to be sold and aggregate proceeds to be realized upon such sales, to file a registration statement covering the shares of Common Stock to be issued to KPN in the KPN Transaction upon the receipt of requests for registration from KPN. Additionally, should the Company proceed with a further public offering of its shares for the benefit of the Company, KPN has the right to "piggy-back" its shares on any such registration statement. All expenses, other than underwriting discounts and commissions incurred in connection with such registrations, are to be borne by the Company.

       Antitrust. Pursuant to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), on December 3, 1999, KPN and the Company each filed a Notification and Report Form for review under the HSR Act with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "Antitrust Division"). [The waiting period under the HSR Act with respect to such filing was terminated by governmental action on December 13,

  1999.] Even though the HSR Act waiting period has expired, the FTC or the Antitrust Division could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking divestiture of substantial assets of the Company. The Company does not believe that such consummation of the Transaction will result in a violation of any applicable antitrust laws. However, there can be no assurance that a challenge to the Transaction on antitrust grounds will not be made or, if such a challenge is made, of the result.
  Description of Option Agreement

       The text of the Option Agreement is attached hereto as Appendix III and the description thereof set forth below is qualified in its entirety by reference to such text.

       The Option Agreement provides for the grant to KPN of options to purchase such number of shares of the Company's Common Stock as are issuable upon exercise of options and warrants to third parties outstanding as of November 19, 1999 (with the Company having agreed in the Subscription Agreement not to issue any additional options or warrants prior to the Closing under the Subscription Agreement) on such terms as may be necessary to ensure that KPN may maintain its ownership of 51% of the issued and outstanding shares of the Company's Common Stock. KPN has agreed to pay $1.38 per share for each share purchased by it upon exercise of its rights to purchase shares of Common Stock under the Option Agreement. Based on the 4,822,194 shares of the Company's Common Stock issuable upon exercise of options and warrants that are outstanding on November 19, 1999, KPN would have the right to purchase an additional 4,822,194 shares at $1.38 per share. Under the Option Agreement, the number of Option Shares and the exercise price per share will be adjusted to take account of any adjustment to the Company's share capital.

                  INCORPORATION BY REFERENCE

       The following documents are incorporated herein by this reference to satisfy the requirements of Item 13(a) of Schedule 14A under the Securities Exchange Act of 1934, as amended:

       (1) The Company's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 1999.

       (2) The Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 1999.

       (3) The Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 1999.

       (4) The Company's Annual Report on Form 10KSB for the fiscal year ended December 31, 1998, including, but not limited to, the information appearing under the caption "ELECTION OF DIRECTORS" in the Company's Proxy Statement, dated April 23, 1999, for the 1999 Annual Meeting of the Stockholders held May 21, 1999.

       In addition, all reports and other documents filed by the Company prior to the date of the Special Meeting pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act and after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and shall be deemed to a part hereof from the date of the filing of each such report or document.

       The financial information in the above referenced reports is set forth under the captions "Management's Discussion and Analysis of Results of Operations and Financial Condition," and "Consolidated Financial Statements" as applicable to the particular report.

       The Company undertakes to provide, without charge, to each person to whom a Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this Proxy Statement (exclusive of exhibits). These documents are available from the Company.

                    AVAILABLE INFORMATION

       The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street N.W., Washington, D.C. 20549, and at the following Regional Offices of the SEC: New York Regional Office, 7 World Trade Center, New York, New York 10048 and Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Section of the SEC, 450 Fifth Street N.W., Washington, D.C. 20549, at the SEC's prescribed rates. Such material can also be inspected and copied at the offices of the National Association of Securities Dealers, Inc. at 1735 K Street, N.W., Washington, D.C. 20006-1506.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE MATTERS SUBJECT HEREOF, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES. THE DELIVERY OF THIS PROXY STATEMENT AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                                 OTHER BUSINESS

       The Board of Directors is not aware of any matters other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the person or person acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.
                                     By order of the Board of Directors



                                     /s/ FRANK R. COHEN
                                     Frank R. Cohen
                                     Chairman of the Board
  Dated:  December 14, 1999
  New York, New York

                                                                      APPENDIX I


              PROPOSED ARTICLE FOURTH OF THE COMPANY'S CERTIFICATE
                          OF INCORPORATION, AS AMENDED


       FOURTH: The total number of shares of all classes of stock which this corporation is authorized to issue is sixty-five million (65,000,000), consisting of five million (5,000,000) shares of Preferred Stock, par value one-tenth of one cent ($.001) per share (the "Preferred Stock"), and sixty million (60,000,000) shares of common stock, par value one-tenth of one cent ($.001) per share (the "Common Stock").

      Each issued and outstanding share of Common Stock shall entitle the holder of record thereof to one vote.

       The Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of Preferred Stock will be identical except as to the date of issue and dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, the designations, preferences, and the relative, participating, optional or mandatory rights to redemption, conversion or exchange or other special qualifications, limitations or restrictions of such series, and the number of shares in each series, all to the full extent now or hereafter permitted by law.

       The redemption or acquisition by this corporation of any shares of its Preferred Stock, shall not be deemed to reduce the authorized number of shares of Preferred Stock of this corporation. Any shares of this corporation's Preferred Stock redeemed, retired, purchased or otherwise acquired (including shares acquired by conversion) shall be canceled and shall assume the status of authorized but unissued Preferred Stock in the same manner as if the shares had never been issued as shares of any series of Preferred Stock and be undesignated as to future series.

                           EUROWEB INTERNATIONAL CORP.
                                 445 Park Avenue
                              New York, N.Y. 10022


PROXY

      The undersigned, a holder of Common Stock of EUROWEB INTERNATIONAL CORP., a Delaware corporation (the "Company"), hereby appoints FRANK R. COHEN, ESQ. and ROBERT GENOVA, and each of them, the proxy of the undersigned, with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company's Common Stock which the undersigned would be entitled to vote, at the Special Meeting of the Stockholders of the Company to be held at 10:00 A.M. (New York time), on January 12, 2000, and any adjournments thereof, at the offices of Cohen & Cohen, 445 Park Avenue, New York, New York 10022, as follows:

1. The approval of the proposed amendment of the Company's Certificate of Incorporation to increase the number of shares of common stock, par value $.001 per share ("Common Stock") that is authorized for issuance by the Company from 20,000,000 shares of Common Stock to 60,000,000 shares of Common Stock.

         FOR                 AGAINST                  ABSTAIN


2. The approval of the proposed issuance and sale by the Company to KPN TELECOM B.V., a Netherlands limited liability company ("KPN"), of such number of shares of Common Stock that would give KPN 51% of the Company's issued and outstanding shares of Common Stock; and the issuance and sale of such number of additional shares of the Company's Common Stock so as to preserve KPN's holding of 51% of the issued and outstanding shares of the Company's Common Stock after giving effect to the issuance of additional shares of Common Stock upon exercise by third parties of outstanding warrants, options or other securities carrying rights to shares of Common Stock.

         FOR                 AGAINST                  ABSTAIN


3. The transaction of such business as may properly come before the Special Meeting and any adjournments thereof.

      The undersigned hereby revokes any other proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereby, said proxies are authorized to vote in accordance with their best judgment.

                  (continued, and to be signed, on other side)

                           (continued from other side)


       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF PROPOSALS 1. AND 2. ABOVE.

       THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF SPECIAL MEETING DATED DECEMBER 14, 1999 RELATING TO THE SPECIAL MEETING.



         Date:     _______________________


                   __________________________________________

                   __________________________________________

                   __________________________________________

                   SIGNATURE(S) OF STOCKHOLDERS

      The signatures hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If the stock is jointly held, all joint owners should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name, and give title of signing officer.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF EUROWEB INTERNATIONAL CORP. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                  APPENDIX II

                                                    APPENDIX II



                         Dated as of 19th November, 1999




                           EUROWEB INTERNATIONAL CORP.



                                KPN TELECOM B.V.

                                       and

                CERTAIN DIRECTORS OF EUROWEB INTERNATIONAL CORP.





                   __________________________________________

                              AMENDED AND RESTATED
                          SHARE SUBSCRIPTION AGREEMENT

                   ___________________________________________













                         Signed on 19th November, 1999
                and amended and restated on 13th December, 1999


                                  ALLEN & OVERY

                            CONTENTS

Clause                                                         Page

1.   Interpretation                                              1
2.   issue of Shares and Terms of Payment                        3
3.   Conditions Precedent                                        4
4.   Warranties                                                  4
5.   Covenants up to Closing                                     6
6.   Recission                                                   8
7.   The Closing                                                 8
8.   Securities Act; Legends                                     9
9.   Registration Rights                                        10
10.  Confidentiality                                            19
11.  Announcements                                              19
12.  consents and filings                                       19
13.  FUrTHER ASSURANCES                                         19
14.  Costs                                                      20
15.  Notices                                                    20
16.  General                                                    20
17.  Whole Agreement                                            21
18.  Governing Law and Jurisdiction                             21



SCHEDULES
1.   Particulars of the Subsidiaries                            23
2.   Warranties of the Company                                  28
Schedule 4                                                      38

                          SHARE SUBSCRIPTION AGREEMENT


THIS AMENDED AND RESTATED AGREEMENT is dated as of 19th November, 1999 BETWEEN:

(1) EUROWEB INTERNATIONAL CORP., a Delaware corporation whose principal place of business is at 445 Park Avenue, 15th Floor, New York, NY 10022 (the "Company");

(2) KPN TELECOM B.V., a Netherlands limited liability company incorporated in the Netherlands whose registered office is at Maanplein 5, The Hague, The Netherlands (the "Subscriber"); and

(3) FRANK COHEN and CSABA TORO, both being directors of the Company (the "Directors").

WHEREAS:

(A) The Company is a Delaware corporation having an authorised share capital of 20,000,000 ordinary shares with par value of $.001 of which 9,883,340 have been issued fully paid or credited as fully paid. Further details of the Company are set out in Schedule 1.

(B) The Company is the beneficial owner of the majority of the issued share capital of each of those companies short details of which are set out in Schedule 2.

(C) The Subscriber proposes to subscribe for such number of ordinary shares as will result in the Subscriber holding 51 per cent. of the issued and outstanding share capital of the Company and, under a separate agreement, to be issued such number of share options as will entitle it, if it so exercises such options to remain as a 51 per cent. shareholder in the Company.

(D) The Directors agree to procure (so far as they are able to do so) that the Company complies with certain covenants prior to the Closing.

(E) The parties have amended and restated the subscription agreement executed by the parties on 19th November, 1999 to correct certain inaccuracies in Schedule 4 thereto. This amended and restated agreement, including the correct Schedule 4, sets out the agreement between the parties as of 19th November 1999.

IT IS AGREED as follows:

1.   Interpretation

(1)  In this Agreement:

      "affiliate" has the meaning set forth in Rule 12b-2 of the General
       Rules and Regulations promulgated under the Exchange Act;

       "Agreed Form" means, in relation to any document, the form of that document which has been initialled for the purpose of identification by the Subscriber and the Company;

       "Business Day" means a day (other than a Saturday or Sunday) on which banks generally are open in New York for normal business;

       "Companies" means the Company and the Subsidiaries and "Company" means any of them;

       "Closing" means the implementation of the matters described in clause 7;

       "Disclosure Letter" means the letter of the same date as this Agreement from the Company to the Subscriber;

       "Effective Date" means the date on which the Closing actually occurs;

       "Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

       "Existing Shares" means the existing shares of the Company as described in Recital A;

       "Further Subscription" means the subscription for Shares, representing such further number of Shares equal to the number of third party options and warrants exercised between 26th October, 1999 and the date of Closing;

       "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

       "Initial Subscription" means the subscription for 10,286,742 Shares, representing 51 per cent. of the Company's capital if such Shares had been issued on 26th October, 1999;

       "Intellectual Property Rights" means trade marks, service marks, trade and business names, rights in designs, patents, copyright, database rights, moral rights and rights in know-how and other intellectual property rights in each case whether registered or unregistered and including applications for the grant of any of the foregoing and all rights or forms of protection having equivalent or similar effect to any of the foregoing which may subsist anywhere in the world;

       "Option Agreement" means the option agreement to be entered into by the parties on the date of this Agreement under which the Company grants the Subscriber an option to subscribe for Shares in the Company to allow the Subscriber to maintain a 51 per cent. interest in the Company on an ongoing basis;

       "Resolution" means a shareholders' resolution of the Company approving the matters contemplated by this agreement, authorising the Board of Directors of the Company to issue the Shares and, if necessary, increasing the Company's authorised share capital such that the Company may issue the Shares under this Agreement;

       "Securities Act" means the United States Securities Act of 1933, as amended;

       "SEC" means the United States Securities and Exchange Commission

       "Shares" means the new shares to be issued to the Subscriber as described in clause 2(1);

       "Subscription Price" means the consideration to be paid by the Subscriber for the Shares as defined in clause 2(2);

       "subsidiary", when used in reference to any other person, means any corporation of which outstanding securities having ordinary voting power to elect a majority of the board of directors of such corporation are owned directly or indirectly by such other person;

       "Subsidiaries" means all the companies mentioned in Schedule 2 and "Subsidiary" means any of them; and

       "Warranties" means the representations and warranties on the part of the Company contained in clause 4(1) and Schedule 3.

(2) Any reference, express or implied, to an enactment includes references to:

       (a) that enactment as re-enacted, amended, extended or applied by or under any other enactment (before or after the signature of this Agreement);

       (b)) any enactment which that enactment re-enacts (with or without modification);

       (c) any subordinate legislation made (before or after the signature of this Agreement) under that enactment, as re-enacted, amended, extended or applied as described in paragraph (a) above, or under any enactment referred to in paragraph (b) above and "enactment" includes any legislation in any jurisdiction.

       (d) Where any statement is qualified by the expression "so far as the Company is aware" or "to the best of the Company's' knowledge, information and belief" or any similar expression that statement shall be deemed to include an additional statement that it has been made after due and careful enquiry.

     (iv) The term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organisation and a governmental entity or any department or agency thereof.

     (v) Words denoting persons shall include bodies corporate and unincorporated associations of persons and, unless otherwise stated, shall include successors or assigns of such persons.

     (vi) References to parties, Schedules or clauses are references to parties and Schedules to, and clauses of, this Agreement.

     (vii) Mentioning anything after "include", "includes" or "including" does not limit what else might be included.

     (viii)   Subclauses (1) to (7) apply unless the contrary intention appears.

     (ix)     The headings in this Agreement do not affect its interpretation.

         5.   issue of Shares and Terms of Payment

     (i) Upon the terms and subject to the conditions contained in this Agreement, on the Effective Date the Company will issue to the Subscriber, and the Subscriber will subscribe for, 10,286,742 shares of common stock, par value $.001 per share, of the Company plus the Further Subscription (the "Shares").

     (ii) In reliance upon the representations, warranties and agreements of the Company contained in this Agreement, and in consideration of the issue of the Shares, the Subscriber will pay or cause to be paid to the Company an amount (the "Subscription Price"), which is equal to:

              (i)  $1.58 per Share in respect of the Initial Subscription; and

              (ii) $1.38 per Share in respect of the Further Subscription.

     (iii) At the Closing, the Subscriber will pay the Subscription Price to the Company by delivery of immediately available funds equal in amount to the Subscription Price to the Company.

         6.   Conditions Precedent

     (i) Without prejudice to clause 6 the subscription and allotment of the Shares is conditional on:

              (i) the Resolution being duly passed by the shareholders of the Company;

              (ii) the Company, the Subscriber and any other "person" (as defined in the HSR Act) so required by the HSR Act, having filed a Notification and Report Form for Certain Mergers and Acquisitions with the Department of Justice and the Federal Trade Commission pursuant to (and as those terms are defined in) the HSR Act in connection with the transactions contemplated hereby, and all applicable waiting periods with respect to each such filing (including any extensions thereof) shall have expired or been terminated; and

              (iii)     the entry by the parties into the Option Agreement.

     (ii) The parties shall use all reasonable endeavours to procure that the conditions in subclause (1) are fulfilled on or before 31st March, 2000.

     (iii) If all the conditions in subclause (1) are not fulfilled or waived on or before the date specified in subclause (2) no party shall have any rights or obligations under this Agreement (except in respect of a prior breach).

        7.   Warranties

     (i) The Company represents and warrants to the Subscriber that:

              (i) except as fully and fairly disclosed in the Disclosure Letter, each of the statements set out in Schedule 3 is true and accurate; and

              (ii) all information contained or referred to in the Disclosure Letter is true and accurate and fairly presented and nothing has been omitted from the Disclosure Letter which renders any of that information incomplete or misleading.

     (ii)     Each of the Warranties set out in the several paragraphs of
Schedule 3 is separate and independent and except as expressly provided to the contrary in this Agreement is not limited:

              (i)  by reference to any other paragraph of Schedule 3; or

              (ii) by anything in the Disclosure Letter which is not expressly referenced to the Warranty concerned;

         and none of the Warranties shall be treated as qualified by any actual or constructive knowledge on the part of the Subscriber or any of its agents.

     (iii) In the absence of fraud, dishonesty or wilful concealment on the part of the Company or its agents or advisers, the liability of the Company in respect of the Warranties:

              (i) shall not (i) arise unless the amount of all claims against the Company made in respect of the Warranties (or which would have been made but for the operation of this paragraph exceeds $50,000 or (ii) exceed the sum of $15,000,000; and

              (ii) shall terminate:

     (1) on the seventh anniversary of Closing in respect of those matters set out in Part 26 (Taxation) of Schedule 3 and any other matters so far as they relate to taxation; and

     (2) on the second anniversary of Closing in respect of all other matters contained in Schedule 3, except in respect of any claim of which notice in writing is given to the Company before that date,

              but in relation to those Warranties set out in paragraphs 4 (share capital), 10 (assets), 11 (financial statements) and the limitations set out in paragraphs (a) and (b) above shall not apply; and nothing in the Disclosure Letter shall qualify or limit their scope.

     (iv)     The Subscriber represents and warrants to the Company that:

              (i) it is a corporation validly existing under the laws of the state of its incorporation with requisite power and authority to enter into and perform, and has taken all necessary corporate action (which shall include resolutions of its shareholders, if applicable) to authorise the execution and performance of its obligations under this Agreement;

              (ii) this Agreement will, when executed, constitute its valid and binding obligation enforceable against it in accordance with its terms; and

              (iii) other than as contemplated by this Agreement, no announcements, consultations, notices, reports or filings are required to be made by it in connection with the transactions contemplated by this Agreement nor are any consents, approvals, registrations, authorisations or permits required to be obtained by it in connection with the execution and performance of this Agreement the failure to make or obtain any of which would:

               (i) prevent or delay completion of this Agreement; or

              (ii) subject the Company to any liability.

              (iv) In the absence of fraud, dishonesty or wilful concealment on the part of the Subscriber or its agents or advisers the liability of the Subscriber in respect of the warranties given by it in this subclause shall terminate on the second anniversary of Closing except in respect of any claim of which notice in writing is given to it before that date.

         8.   Covenants up to Closing

     (i) The Company shall procure that without the written consent of the Subscriber no Company shall before Closing:

              (i) declare, make or pay any dividend or other distribution or do or allow to be done anything which renders its financial position less favourable than at the date of this Agreement; or

              (ii) create, issue, purchase or redeem any shares, grant any option or rights over or in respect of any shares or new shares or enter into or create any obligations convertible into shares, or issue or create any loan capital; or

              (iii) dispose of any interest in any shares in any of the Companies or grant or create any liens, charges or encumbrances over or in respect of any shares in any of the Companies; or

              (iv) agree, conditionally or otherwise, to do any of the foregoing; or

              (v) in any other way depart from the ordinary course of its day-to-day trading.

     (ii) The Company shall further procure that before Closing without the written consent of the Subscriber:

              (i) no resolution (other than the Resolution) is passed in general meeting;

         (b)  no Company will:

     (1) incur any capital expenditure exceeding in the individual case $10,000, or in the aggregate $50,000 or make any disposal of assets, exceeding in the individual case $10,000, or in the aggregate $50,000;

     (2) incur any indebtedness (excluding, for the avoidance of doubt, trade liabilities in the ordinary course of business);

     (3) enter into any contract or commitment outside of the ordinary course of business;

     (4) mortgage, pledge or encumber any part of its assets (except for liens arising in the normal course of business by operation of law);

     (5) materially amend, or terminate or allow to lapse without renewal any contract which is material for the operation of its business;

     (6) make any material changes in the terms and conditions of employment of any of its management level employees or employ, or terminate (except for good cause and in accordance with applicable law) the employment, of any such person;

     (7) permit any of its insurances to lapse or knowingly do anything which would make any policy of insurance void or voidable or materially increase the cost and level of cover provided under such insurance policies;

     (8) give any guarantee or indemnity other than in the ordinary course of business;

     (9) acquire any shares of any other company or participate in any partnership or joint venture or agree to do so;

     (10) permit the appointment of any person as a director or other management level employee of the Company; or

     (11) do or omit to do or cause or allow to be done or omitted to be done any act or thing which would result in a breach of the obligations under this clause 5 or under any of the Warranties if the Warranties were repeated at Completion.

     (iii) Insofar as it is within its power and the Company's reasonable commercial interests to do so, the Company will:

         (i)  preserve its business organisation intact; and

         (ii) preserve its business relations with suppliers and customers.

         (iv) The Directors shall each procure so far as it is within his power that the Company complies with its obligations under this clause.

         (v) Until Closing the Company shall give the Subscriber, its agents and representatives full access to the Properties and to the books and records of the Companies and shall provide such information regarding the businesses and affairs of the Companies as the Subscriber may require.

         (vi) The Company and each Director shall immediately notify the Subscriber in writing of any matter or thing which arises or becomes known to him before Closing which:

              (i) constitutes (or would after the lapse of time constitute) a misrepresentation or a breach of any of the Warranties or the undertakings or other provisions set out in this Agreement; or

              (ii) which has, or would be likely to have after Closing, a material adverse effect on the business of any Company (as presently carried on).

         (vii) The Company will furnish the Subscriber with copies of all reports required to be filed after the date hereof by the Company and its subsidiaries with the SEC pursuant to the Securities Act or the Exchange Act and the rules and regulations of the SEC under each of them. All of such reports will comply as to form in all material respects with such Acts and the rules and regulations of the SEC thereunder, and all financial statements contained therein will be prepared in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements of the Company referred to in Schedule 2, paragraph 11. None of such documents will at the time it is filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         9.   Rescission

         (i) If before Completion:

          (i) any material breach of the Warranties comes to the notice of the Subscriber; or

              (ii) the Company is in material breach of any obligation on its or his part under this Agreement or any related agreement and, where that breach is capable of remedy, it is not remedied to the Subscriber's satisfaction; or

              (iii) anything occurs which, had it occurred on or before the date of this Agreement, would have constituted a material breach of the Warranties; or

              (iv) anything occurs (except something arising from an act or omission of the Subscriber) which has, or would be likely to have after Completion, a material adverse effect on the business of any Company (as presently carried on) including but not limited to any of the following:

     (1) a strike, lock-out or other significant industrial dispute arising or being threatened;

     (2) any litigation or arbitration proceedings or any order, decree or injunction of a court of competent jurisdiction being instituted or threatened by or against a Company; or

     (3) any significant fixed asset of the Company being destroyed or damaged;

         then, but without prejudice to any other rights or remedies available to the Subscriber, the Subscriber may without any liability to the Company elect not to complete the subscription of the Shares by giving notice in writing to the Company.

     (ii) If the Subscriber elects not to complete the subscription of the Shares in any of the circumstances mentioned in paragraphs (a), (b) and (c) of subclause (1), or if the Subscriber rescinds this Agreement under the general law, then (but without prejudice to any other rights or remedies available to the Subscriber) the Company shall indemnify the Subscriber against all costs, charges and expenses incurred by it in connection with the negotiation, preparation and rescission of this Agreement.

         10.  The Closing

         (i) The Closing will take place at the offices of the Company in New York, at 10.00 a.m. (New York time) on the first Business Day following the date on which the conditions precedent to each party's obligations under this Agreement have been satisfied, or at such other place or time as the parties may agree.

         (ii) At the Closing, the Company and the Directors shall procure that a board meeting of the Company is held at which it is resolved that subject only to receipt of the subscription monies for the Shares the Company shall allot and issue the Shares to the Subscriber for the Subscription Price and shall enter the Subscriber in the register of members of the Company as the holder of the Shares.

         (iii) At the Closing, the Company will deliver (or cause to be delivered) the following to the Subscriber:

             (i) stock certificates representing the Shares, and any other documents that are necessary to transfer to the Subscriber good title to the Shares;

              (ii) resignations of the members of the Board of Directors of the Company as agreed between the parties;

              (iii) statements from each of the current members of the Board of Directors of the Company, including those to resign pursuant to paragraph (b) above, that they have no claims against the Company whether for loss of office or otherwise; and

              (iv) all other documents, instruments and writings required to be delivered by the Company on or before the Effective Date under or otherwise required in connection with this Agreement.

     (iv) At the Closing, the Subscriber will deliver the following to the Company or its designee:

              (i) the Subscription Price by (i) interbank transfer of immediately available funds) to such bank account as the Company shall notify to the Subscriber prior to Closing:

              (ii) all other documents, instruments and writings required to be delivered by the Subscriber on or before the Effective Date under or otherwise required in connection with this Agreement.

     (v) If for any reason the provisions of subclause (3) are not fully complied with the Subscriber may elect (in addition and without prejudice to all other rights or remedies available to it) to rescind this Agreement or to fix a new date for Completion.

         11.  Securities Act; Legends

     (i) General Restriction.

         The Subscriber may sell or otherwise transfer any of the Shares or any interest therein, provided that such sale or other transfer is in compliance with the Securities Act.

     (ii)     Legends on Certificates.

              (i) The Subscriber shall hold in certificate form all of the Shares. Each certificate evidencing the Shares issued to or beneficially owned by the Subscriber shall bear the following legend:

              "The securities evidenced by this certificate are subject to certain restrictions on transfer as set forth in a Share Subscription Agreement, dated as of 19th November, 1999, as it may be amended from time to time, a copy of which is on file at the principal executive offices of the issuer. No registration of transfer of such securities will be made on the books of the issuer unless and until such restrictions shall have been complied with. In addition, the securities evidenced by this certificate have not been registered under the Securities Act. No registration of transfer of such securities will be made on the books of the issuer unless such transfer is made in connection with an effective registration statement under such Act or pursuant to an exemption from the registration requirements of such Act."

              (ii) In the event that the Subscriber requests that the legend in clause 8(2)(a) be removed, the Company shall, upon the written request of the Subscriber, issue to the Subscriber a new certificate evidencing such Shares without the legend required by clause 8(2)(a) endorsed thereon; provided; however, that the Subscriber shall furnish the Company or its transfer agent such certificates, legal opinions or other information as the Company or its transfer agent may reasonably require to confirm that the legend is not required on such certificate.

              (iii) In the event that any of the Shares shall cease to be subject to the restrictions on transfer set forth in this Agreement, the Company shall, upon the written request of the holder thereof, issue to the Subscriber a new certificate evidencing such Shares without the legend required by clause 8(2)(a).

         12.  Registration Rights

         (i) "Piggy-Back" Registration

              (i) If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering Shares for sale to the public), each such time it will give written notice to the Subscriber of its intention so to do.

              (ii) Upon the written request of the Subscriber, received by the Company within 20 days after the giving of any such notice by the Company, to register any of the Shares, the Company will, subject as provided below, cause the Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Shares so registered.

              (iii) In the event that any registration pursuant to this clause 9(1) shall be, in whole or in part, an underwritten public offering of common stock, the number of Shares to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of Shares owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that such number of Shares shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Shares.

              (iv) Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this clause 9(1) without thereby incurring any liability to the holders of Shares. There shall be no limit to the number of registrations of Shares which may be effected under this clause 9(1).

     (ii)     Demand Registration

              (i) The Subscriber may at any time request the Company to register under the Securities Act all or portion of the Shares held by it for sale in the manner and pursuant to the Form specified in such notice; provided, that:

     (1) the reasonably anticipated aggregate net proceeds to the sellers from such public offering would exceed $5,000,000;

     (2) such request covers at least 25% of the voting securities of the Company then outstanding; and

     (3) no such request may be made by the Subscriber more than once every nine months.

              Notwithstanding anything to the contrary contained herein, no request may be made under this clause 9(2) within 90 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the Subscriber shall have been entitled to join pursuant to clause 9(1) or 9.3 and in which there shall have been effectively registered all of the Shares as to which registration shall have been requested.

              (ii) Following receipt of any notice under this clause 9.2, the Company shall immediately notify the Subscriber and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of Shares specified in such notice (and in all notices received by the Company from other holders within 20 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the Subscriber may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. the Company shall be obliged to register Shares pursuant to clause 9.2(a) on three occasions only, provided, however, that such obligations shall be deemed satisfied only when a registration statement covering all of the Shares specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto unless:

     (1) any such registration statement does not become effective due to the withdrawal thereof by or on the request of the Subscriber; or

     (2) the reason all of the Shares specified in notices pursuant to this clause 9.2 are not registered is due to a limitation on the registration of shares by the managing underwriter (which limitation shall be applied pro rata) and no more than 50 per cent. of the Shares so specified are not registered as a result of the limitation imposed by such managing underwriter or the voluntary withdrawal of any such shares from registration by the holder thereof.

              (iii) the Company shall be entitled to include in any registration statement referred to in this clause 9.2, for sale in accordance with the method of disposition specified by the requesting holders, shares of its common stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Shares to be sold. Except for registration statements on Forms S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its common stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this clause 9(2) 90 days after the commencement of the public offering of the Shares covered by the registration statement requested pursuant to this clause 9(2).

     (iii)    Registration on Form S-3

         If at any time:

              (i) the Subscriber requests that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Shares held by the Subscriber, the reasonably anticipated aggregate price to the public of which would exceed $5,000,000; and

         (b) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares,

         then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of Shares specified in such notice. Whenever the Company is required by this clause 9(3) to use its best efforts to effect the registration of Shares, each of the procedures and requirements of clause 9(2) and 9(4) shall apply to such required to effect more than seven registrations on Form S-3 which may be requested and obtained under this clause 9(3).

     (iv)     Registration Procedures
         If and whenever the Company is required by the provisions of clause 9(1), 9(2) or 9(3) to use its best efforts to effect the registration of any Shares under the Securities Act, the Company will, as expeditiously as possible:

              (i) prepare and file with the Commission a registration statement with respect to such securities;

             (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (i) below and comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such registration statement in accordance with the Subscriber's intended method of disposition set forth in such registration statement for such period;

              (iii) furnish to the Subscriber and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Shares covered by such registration statement;

              (iv) use its best efforts to register or qualify the Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Subscriber or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

              (v) use its best efforts to list the Shares covered by such registration statement with any securities exchange or market on which the common stock of the Company, if applicable, is then listed or quoted;

              (vi) immediately notify the Subscriber and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

              (vii) at the request of the Subscriber, use its best efforts to furnish on the date that Shares are delivered to the underwriters for sale pursuant to such registration:

     (1) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to the Subscriber, stating that such registration statement has become effective under the Securities Act and that:

to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein); and

                   (C) to such other effect as reasonably may be requested by counsel for the underwriters or by the Subscriber or its counsel; and

     (2) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to the Subscriber, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

    (viii) (i) make available for inspection by the Subscriber, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Subscriber or underwriter, all financial and other records, pertinent corporate documents and properties of the Company;

              (ii) cause the Company's officers, Directors and employees to supply all information reasonably requested by the Subscriber, underwriter, attorney, accountant or agent in connection with such registration statement; and

              (iii)provide the Subscriber and its counsel with the
                   opportunity to participate in the preparation of such registration statement;

              (ix) with respect to any registration statement pursuant to which Shares are to be sold pursuant to clause 9(1), 9(2) or 9(3), the Company shall use its best efforts to cause such registration statement to become and remain effective for 180 days; and

              (x) enter into such agreements and take such other actions as the Subscriber and the underwriters reasonably requested in order to expedite or facilitate the disposition of such Shares including preparing for and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition.
         In connection with each registration hereunder, the Subscriber will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws.

         In connection with each registration pursuant to clause 9(1), 9(2) or 9(3) covering an underwritten public offering, the Company and the Subscriber agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature (it being understood that the Company will not require the Subscriber to make any representation, warranty or agreement in such agreement other than with respect to the Subscriber, the ownership of the Subscriber's securities being registered and the Subscriber's intended method of disposition). The representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriters in such written agreement with the underwriters shall also be made to and for the benefit of the Subscriber. In the event that any condition to the obligations under any such written agreement with the underwriters are not met or waived, and such failure to be met or waived is not attributable to the fault of the Subscriber requesting a demand registration pursuant to clause 9(2) and 9(3), such request for registration shall not be deemed exercised for purposes of determining whether such registration has been effected for purposes of clause 9(2) or 9(3).

     (v) Expenses
         All expenses incurred by the Company in complying with clause 9(1), 9(2) or 9(3), including all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the Subscriber, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Shares are called "Selling Expenses".

         The Company will pay all Registration Expenses in connection with each registration statement under clause 9(1), 9(2) or 9(3). All Selling Expenses in connection with each registration statement under clauses 9(1), 9(2) or 9(3) shall be borne by the Subscriber in proportion to the number of shares sold by it, or by the Subscriber and the Company (except to the extent the Company shall be a seller) as the parties may agree.

     (vi)     Indemnification and Contribution

              (i) In the event of a registration of any of the Shares under the Securities Act pursuant to clause 9(1), 9(2) or 9(3), the Company will indemnify and hold harmless the Subscriber, each underwriter of such Shares thereunder and each other person, if any, who controls the Subscriber or underwriter within the meaning of the Securities Act, against any losses, claims, damage or liabilities, joint or several, to which the Subscriber, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Shares were registered under the Securities Act pursuant to clause 9(1), 9(2) or 9(3), any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Subscriber, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or actin; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by the Subscriber, such underwriter or such controlling person specifically for use in such registration statement or prospectus.

              (ii) In the event of the registration of any of the Shares under the Securities Act pursuant to clauses 9(1), 9(2) or 9(3), the Subscriber will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each Director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, Director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Shares were registered under the Securities Act pursuant to clauses 9(1), 9(2), or 9(3), any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, Director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the liability of the Subscriber hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by the Subscriber under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by the Subscriber from the sale of Shares covered by such registration statement

              (iii)Promptly after receipt of an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notifying the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this clause 9(6) and shall only relieve it from any liability which it may have to such indemnified party under this clause 9(6) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defence thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defence thereof, the indemnifying party shall not be liable to such indemnified party of its election so to assume and undertake the defence thereof, the indemnifying party shall not be liable to such indemnified party under this clause 9(6) for any legal expenses subsequently incurred by such indemnified party in connection with the defence thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defences available to it which are different from or additional to those available to the indemnifying party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defences and otherwise to participate in the defence of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

              (iv) In order to provide for such and equitable contribution to joint liability under the Securities Act in any case which either:

         (1) any indemnified party exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this clause 9(6) but it is judicially determined (by the entry of a final judgement or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this clause 9(6) provides for indemnification in such case;

     (2) contribution under the Securities Act may be required on the part of the Subscriber or any such controlling person in circumstances for which indemnification is provided under this clause 9(6); or

     (3) the indemnification provided for by this clause 9(6) is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein,

              then, and in each such case, the Company and the Subscriber will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others):

              (x) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other; or

              (y) if the allocation provided by clause (x) above is not permitted by Applicable Law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault referred to in clause
                   (x) above but also the relative benefits received by the indemnifying party and the indemnified party form the offering of the securities (taking into account the portion of the proceeds of the offering received by each such party) as well as the statements or omissions which resulted in such losses, claims, damages or liabilities and any other relevant equitable considerations.

              No person will be required to contribute any amount in excess of the proceeds received by such person in respect of all such Shares offered and sold by it pursuant to such registration statement and no person or entity guilty of fraudulent misrepresentations (within the meaning of clause 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     (vii)    Changes in Common Stock; Successors

              (i) If, and as often as, there is any change in the common stock of the Company by way of stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganisation or recapitalisation, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the common stock as so changed.

              (ii) If the Company consolidates or merges into or with, another person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or a majority of its assets to any person or group, or any person or group consolidates with, or mergers into or with, the Company, the Subscriber shall, as a condition to the relevant transaction involving such person, group or successor in business, be granted by such person, group or successor in business (each a "Successor"), equivalent rights to the rights granted in this Agreement.

     (viii)   Rule 144 Reporting

         With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Shares to the public without registration, at all times 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

              (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

              (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

              (iii) furnish to the Subscriber immediately upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Subscriber may reasonably request in availing itself of any rule or regulation of the Commission allowing the Subscriber to sell any Shares without registration.

              (ix)     Suspension of Registration Obligations

         Notwithstanding the provisions of clause 9(4)(a):

              (i) the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective:

     (1) may be suspended on one occasion for a period not to exceed 180 days if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed; and

     (2) shall not apply for the period which begins seven days prior to and ends 90 days after the commencement of a public offering of the common stock, so long as the Company has fulfilled its notice obligations under clauses 9(1), 9(2) or 9(3) with respect to such offering; and

     (3) if a public offering of the common stock has been previously commenced, neither the Company nor any controlling person of the Company shall commence another public offering of the Common Stock until 90 days after the commencement of such prior offering.

     (x) Other Registration Rights

         The Company has not granted and shall not grant to any third party any registration rights more favourable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

         13.  Confidentiality

     (i) The Subscriber undertakes with the Company that it shall use all reasonable endeavours to ensure that all information received by it relating to the Companies which is not in the public domain shall be treated as confidential and shall not be disclosed to any third party except as required by law or by any competent regulatory authority or with the prior written approval of the Company.

     (ii) The Subscriber shall not be in breach of subclause (1) by virtue of any director of the Company appointed by it passing to it any information he receives as a director of the Company or any Subsidiary, but nothing in this Agreement shall require such disclosure where the director's fiduciary duty to the Company, or to any Subsidiary, would be breached as a result.

         14.  Announcements

         No party shall make or permit any person connected with it to make any announcement concerning this Agreement or any ancillary matter before, on or after Closing except as required by law or any competent regulatory body or with the prior written approval of the other parties, such approval not to be unreasonably withheld or delayed.

         15.  consents and filings

     (i) Each of the parties will use all reasonable efforts to obtain consents of all persons and governmental authorities necessary to the consummation of the issue and subscription of the Shares pursuant to this Agreement.

     (ii) The Company and the Subscriber will file, or cause to be filed, with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice pursuant to the HSR Act all requisite documents and notifications in connection with the issue and subscription of the Shares pursuant to this Agreement. The Company and the Subscriber will also file, or cause to be filed, all requisite documents and notifications with the Slovak anti-trust authorities in connection with the issue and subscription of the Shares pursuant to this Agreement. The Subscriber will make or cause to be made all such other filings and submissions under laws and regulations applicable to the Subscriber, if any, as may be required of the Subscriber for the consummation of the subscription for the Shares pursuant to this Agreement. the Company will make or cause to be made all such other filings and submissions under laws and regulations applicable to the Company, if any, as may be required of the Company for the consummation of the issue of the Shares pursuant to this Agreement. The parties will co-ordinate and co-operate with one another in exchanging such information and reasonable assistance as may be requested in connection with all of the foregoing.

         16.  FUrTHER ASSURANCES

         Subject to the terms and conditions of this Agreement, each of the parties will use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the issue and subscription of the Shares pursuant to this Agreement. From time to time after the Effective Date, without further consideration, the Company will at its own expense, execute and deliver such documents to the Subscriber as the Subscriber may reasonably request in order more effectively to vest in the Subscriber good title to the Shares. From time to time after the Effective Date, without further consideration, the Subscriber will, at its own expense, execute and deliver such documents to the Company as the Company may reasonably request in order more effectively to consummate the issue and subscription of the Shares pursuant to this Agreement.

         17.  Costs

         Each party shall pay the costs and expenses incurred by it in connection with the entering into and completion of this Agreement. Costs of and relating to filings to be made pursuant to clause 12 shall be met by the Company.

         18.  Notices

     (i) Any notice or other document to be served under this Agreement may be delivered or sent by facsimile process to the party to be served at its address appearing in this Agreement or at such other address as it may have notified to the other parties in accordance with this clause.

     (ii)     Any notice or document shall be deemed to have been served:

              (i)  if delivered, at the time of delivery; or

              (ii) if sent by facsimile process, at the expiration of two hours after the time of despatch, if despatched before 3.00 p.m. on any Business Day, and in any other case at 10.00 a.m. on the Business Day following the date of despatch.

     (iii) In proving service of a notice or document it shall be sufficient to prove that delivery was made or that the facsimile message was properly addressed and despatched as the case may be.

         19.  General

     (i) Each of the obligations, representations, Warranties and undertakings set out in this Agreement which is not fully performed at Closing will continue in force after Closing.

     (ii) If the Shares or any of them are at any time sold or transferred by the Subscriber, the benefit of each of the obligations, representations, Warranties and undertakings undertaken or given by the Company may be assigned to the purchaser or transferee of the shares who may enforce them as if he had been named in this Agreement as the Subscriber and the purchaser or transferee shall, as a condition of the sale or transfer, undertake to each of the parties to this Agreement in a form satisfactory to them to be bound by all the obligations of the seller or transferor under this Agreement.

     (iii) Except as stated above, none of the rights or obligations contained in this Agreement may be assigned or transferred without the prior written consent of all the parties. It shall be a condition of any assignment which may be permitted that the assignee enters into an undertaking in a form reasonably satisfactory to the remaining parties to this Agreement to be bound by all the obligations of the assignor under this Agreement.

     (iv) The provisions contained in each clause and subclause of this Agreement shall be enforceable independently of each of the others and its validity shall not be affected if any of the others is invalid. If any of those provisions is void but would be valid if some part of the provision were deleted, the provision in question shall apply with such modification as may be necessary to make it valid.

     (v) This Agreement may only be amended, modified or supplemented in writing.

     (vi) This agreement may be executed in any number of counterparts, all of which taken together, shall constitute one and the same agreement, and any party may enter into this Agreement by executing a counterpart.

         20.  Whole Agreement

     (i) This agreement and the documents referred to in it contain the whole agreement between the parties relating to the transactions contemplated by this Agreement and supersede all previous agreements between the parties relating to these transactions.

     (ii) Each party acknowledges that, in agreeing to enter into this Agreement, it has not relied on any representation, warranty, collateral contract or other assurance, except those set out in this Agreement (and the documents referred to in it) and waives all rights and remedies which, but for this subclause, might otherwise be available to him in respect of any such representation, warranty, collateral contract or other assurance, provided that nothing in this subclause shall limit or exclude any liability for fraud.

         21.  Governing Law and Jurisdiction

     (i) This Agreement shall be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable New York principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

     (ii) The parties submit to the jurisdiction of the Courts of New York for all purposes relating to this Agreement.

                                                     SCHEDULE 1
                   PARTICULARS OF THE COMPANY

Registered office: 15 East North Street
                   Dover DE


Date and place of
incorporation:     9th November, 1992, Delaware


Directors:         Frank Cohen
                   Csaba Toro
                   Robert Genova
                   Donald Robertson
                   Richard Maresca


Secretary:         Frank Cohen


Accounting reference date:   31st December


Auditors:          BDO Seidman LP

                          SCHEDULE 2


                PARTICULARS OF THE SUBSIDIARIES

A.  Eunet Slovakia, S.R.O.



Registered number:      00 588 458


Registered office:      MFF UK Mlynska dolina, 842 15 Bratislava


Date of
incorporation:          17th September, 1990


Statutory representative:    Ivan Lescak


 Registered capital:         SKK 300,000


Issued capital:              SKK 300,000


Shareholders:                Euroweb International Corporation (100%)

B.  Global Network Services, A.S.



Registered number:           35 698 446


Date and place of
incorporation:               17th September, 1996, Bratislava


Registered office:           Racianska 36, 831 01 Bratislava



Board of Directors:          Mgr. Stanislav Stowasser
                             Mgr. Juraj Durov
                             Rudolf Cizik

Supervisory Board:           Ing. Peter Gabalec
                             Ing. Stanislav Molcan
                             Peter Mokros




Registered capital:          SKK 36,500,000


Issued capital:              SKK 36,500,000


Shareholders:                Euroweb International Corporation (70%)
                             Slavia Capital, AS, OCP (26.16%)
                             Mgr. Stanislav Stowasser (0.96%)
                             Ing. Peter Gabalec (0.96%)
                             Ladislav Ratkovsky (0.96%)

C.  Dodo, S.R.O.



Registered number:           31 732 119


Date and place of
incorporation:               15th August, 1996, Ko ice


Registered office:           Jesenskeho 16, 040 01 Ko ice


Statutory Representatives:   Ing. Eva Petra ova
                             Ing. Alexander Ivan
                             Ing. Juraj Bartov


Secretary:                   None


Accounting reference date:   None


Auditors:                    None


Registered capital:          SKK 200,000


Issued capital:              SKK 200,000


Shareholders:                Euroweb International Corp (70%)
                             INFIS, spol, S.R.O. (30%)

D.  Luko Czech-net, spol S.R.O.



Registered number:           48 59 13 19


Date and place of
incorporation:               10th March, 1993


Registered office:           Praha 7, Argentinska 38, PSC 170 75


Directors:                   Lucie Kozova
                             Richard Koza

Authorised capital:          CZK 100,000


Issued capital:              CZK 100,000


Shareholders:                Euroweb International Corp (100%)

E.  INET Informatikai es Kereskedelmi KFT


Registered number:           Cg 01 09 464708


Date and place of
incorporation:               4th March, 1997


Registered office:           1036 Budapest, Jajos u. 142


Managing Director:           kos Lorant Golubeff


Auditors:                    None


Registered  capital:         HUF 1,000,000


Issued capital:


Members:                     Daniel Jellinek
                             Kalman Fabian

                          SCHEDULE 3

                   WARRANTIES OF THE COMPANY

1.   Accuracy of recitals and schedules

     The particulars relating to the Companies set out in the recitals and the schedules to this agreement are true and accurate.

2.   Organization; Qualification

(1) Each Company is a corporation duly organized, validly existing and, where relevant, in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to own, lease and operate its assets and to carry on its business as now being conducted.

(2) The Company has delivered to the Subscriber (or its legal advisers), complete and correct copies of the Certificate of Incorporation and By-laws, as currently in effect, of the Company and the relevant constituent documents of each Subsidiary.

3.   Capacity

(1) The Company has the requisite power and authority to enter into and perform this Agreement and the Option Agreement.

(2) The execution and delivery by the Company of this Agreement, the Option Agreement and the other documents and instruments to be executed and delivered by the Company pursuant thereto, and the consummation by the Company of the transactions contemplated thereby, have been duly and validly authorized by all necessary corporate action of the Company, except for the passing of the Resolution.

(3) This agreement and the Option Agreement constitute binding obligations on the Company in accordance with their respective terms.

4.   Share capital

(1) The Existing Shares constitute the whole of the issued and allotted share capital of the Company and are validly issued and fully paid.

(2) Other than under the Options and Warrants set out in Schedule 4 no person is entitled or has claimed to be entitled to require any Company to issue any share or loan capital either now or at any future date, whether contingently or not, and there is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery or transfer by the Company or any of its subsidiaries (including any right of conversion or exchange under any outstanding security or other instrument) of any Company's share capital.

     (iii) The Company has good and valid title to 100% of the shares in each of the Subsidiaries (or such lesser percentage as is indicated where relevant in Schedule 2) and is entitled to dispose of the full legal and beneficial ownership in such shares without the consent of any third party.

     (iv) There is no option, right of pre-emption, right to acquire, mortgage, charge, pledge, lien or other form of security or encumbrance on, over or affecting any of the Shares or any shares in the capital of a Subsidiary nor is there any commitment to give or create any of the foregoing, and no person has claimed to be entitled to any of the foregoing.

5.   Consequences of share issue

     The execution, delivery and performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby:

     (a) will not violate any provision of any law, regulation, order or judgment applicable to any Company;

     (b) will not require any consent of, or any filing with or notification to, any governmental or regulatory authority under any provision of applicable law or regulation except for any consents already obtained;

     (c) will not violate or constitute a breach of any provision of the organizational and/or foundation documents of any Company; and

     (d) will not require any consent under and will not result in the breach of any agreement to which any Company is a party or by which any Company or any of their respective material assets, are bound, except for such consents and waivers which have been obtained.

6.   Reports filed with SEC

The Company has filed all reports required to be filed by the Company or its subsidiaries with the SEC pursuant to the Exchange Act and the rules and regulations of the SEC thereunder on (i) Form 10-K since 1st January, 1997 and
(ii) Forms 8-K and 10-Q since 1st January, 1999, all of which complied, as of the date of filing, as to form in all material respects with the Exchange Act and the rules and regulations of the SEC thereunder. None of such documents contained at the time it was filed any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

7.   Subsidiaries, associations and branches

     No Company:

     (a) holds or beneficially owns or has agreed to acquire any securities of any other corporation other than shares of a Subsidiary; or

     (b) is or has agreed to become a member of any partnership or other unincorporated association, joint venture or consortium (other than recognised trade associations); or

     (c) has any branch or any permanent establishment outside the country of incorporation..

8.   Compliance with laws; Licences and consents

(1) No Company, nor (so far as the Company is aware) any of its officers, agents or employees (during the course of their duties), has done or omitted to do anything which is a contravention of any statute, order, regulation or the like giving rise to any fine, penalty or other liability or sanction on the part of that Company which is material to the operation of that Company.

(2) Each Company has all licences and consents necessary to own and operate its assets and to carry on its business as it does at present and the Company is not aware of anything that might result in the revocation, suspension or modification of any of those licences or consents or that might prejudice their renewal.

9.    Corporate actions; Powers of attorney


(1) The register of members and other statutory books and registers of each Company have been properly kept for all material purposes and no notice or allegation that any of them is incorrect or should be rectified has been received.

(2) All returns and particulars, resolutions and other documents which a Company is required by law to file with or deliver to the Court or appropriate authority have in all material respects been correctly made up and duly filed or delivered by each Company.

(3) No Company has granted any power of attorney or similar authority to any person who is not currently a director of a group company and which remains in force.

10.   Assets

(1) Each Company owns, or otherwise has a legal right to use, all the assets (real or personal, tangible or intangible) that are necessary and material to the conduct of its business and operations as presently conducted.

(2) Except as provided in the Disclosure Letter one Company has good and valid title to all assets which are referred to in the foregoing item (1), in each case free and clear of all liens, mortgages or other encumbrances other than liens that would not, individually or in the aggregate, materially detract from the values of such assets or materially interfere with the use of such assets or the conduct of the business and operations of the Companies.

11.  Financial Statements

(1) The Company has provided the Subscriber with true and correct copies of (i) the audited balance sheets of each of the Companies dated 31st December, 1997 and 31st December, 1998 (the "Company Accounts") and the audited consolidated balance sheet of the Company dated 31st December, 1997 and 31st December, 1998 (the "Consolidated Accounts") and in each case the related audited statements of income for the fiscal years ending on such dates, and all annexes and notes thereto, prepared in accordance with generally accepted accounting principles and practices and all applicable statutes and regulations;

(2) The Company Accounts and the Consolidated Accounts give a true and fair view of the financial position and the results of operation and cash flows of each Company at the relevant dates and do not fail to reflect or reserve against any material obligations of such Company (whether accrued, absolute, contingent or otherwise) which are customarily reflected or reserved against in accordance with generally accepted accounting principles and practices and all applicable statutes and regulations.

(3) Form 10-QSB filed by the Company with the SEC for the quarterly period ended September 30th, 1999 has been prepared on bases consistent with those employed in preparing the Company Accounts and the Consolidated Accounts and gives a true and fair view of the income and expenditure of the Companies for that period.

12.  Position since 31st December, 1998

(1)  Since 31st December 31, 1998, there has not been any:

     (a) material adverse change in any Company's financial condition, business, results of operations, properties, prospects, liabilities (absolute, accrued, contingent or otherwise) or assets;

     (b) sale, assignment or transfer of any of the assets of any Company or any purchase of assets or other transaction, other than in the ordinary course of business, consistent with past practices and on an arm's length basis;

     (c) amendment, cancellation, termination, waiver or release of any contract, lease, license or other instrument which amendment, cancellation or termination would have, individually or in the aggregate, a material adverse effect on the financial condition, business, results of operations, properties, prospects, liabilities (absolute, accrued, contingent or otherwise) or assets of any Company (a "Material Adverse Effect");

     (d) damage, destruction or loss of any of the assets of any Company (whether or not covered by insurance) which, individually or in the aggregate, would have a Material Adverse Effect;

     (e) except as set out in the Disclosure Letter, the making of any loan, advance or capital contribution to or investment in any person by the Company on behalf of any Company;

     (f) grant of any severance or termination pay to any officer or employee of any Company over an amount of $50,000, or any increase in compensation, bonus or other benefits payable to officers or employees of any Company other than in direct proportion to salary increases in the ordinary course of business and consistent with past practices;

     (g) change in any method of accounting or accounting practice with respect to any Company; or

     (h) dividend or other distribution of profits or assets, which has been or agreed to be declared, made or paid by any Company since 31st December, 1998.

13.  Insolvency

(1) No liquidator, trustee in bankruptcy or similar official has been appointed in respect of the whole or any part of the assets or undertaking of any Company.

(2) No order has been made and no resolution has been passed for the bankruptcy or liquidation of any Company and no petition has been presented for the bankruptcy or liquidation of any Company.

(3) No Company is insolvent and no Company is unable to pay its debts as they fall due.

14.  Material contracts

(1) No Company is a party to any material contract which was entered into otherwise than in the ordinary course. Except as referred to in the disclosure Letter, the Company is not a party to any contract with an annual expenditure or receipt in excess of $50,000 ("Material Contract"). There are no other contracts which are material to the business or financial condition of any Company other than the Material Contracts.

(2) No Company has received notice that it is in default under any Material Contract or any agreement, mortgage, charge, lien, pledge or encumbrance which is material to the financial condition of the Company where in any case such default is likely to have a material adverse effect on its business. No Company is in such default under any such agreement, mortgage, charge, lien, pledge or encumbrance.

(3) The copies of the Material Contracts made available by each Company for inspection and referred to in the Disclosure Letter are true, complete and up-to-date in all respects.

(4) No Company is party to a contract which is expected to result in a loss to any Company on completion of performance of over $50,000 or cannot be fulfilled or performed by the relevant Company on time and without undue or unusual expenditure of money and effort.

15.  Insider Contracts

Except as disclosed in the Disclosure Letter, there are no subsisting material contracts, or agreements or arrangements involving any of the Companies with a value in excess of $50,000 or which are otherwise material to the business and/or operations of the Company and in which any director, senior employee or member has a material interest.

16.  Vulnerable antecedent transactions

No Company has at any relevant time been party to a transaction pursuant to or as a result of which an asset of a value in excess of $50,000 owned, purportedly owned or otherwise held by any Company is liable to be transferred or re-transferred to another person (whether as a result of an insolvency or otherwise) or which gives or may give rise to a right of compensation or other payment in favour of another person under the law of any relevant jurisdiction or country.

17.  Suppliers and customers

     To the best of the knowledge, information and belief of the Company:

     (a) no supplier of any Company has ceased or will cease supplying it or has reduced or will reduce its supplies to any Company; and

     (b) no customer of any Company has terminated or will terminate any contract with it or withdraw or reduce its custom with it,

after Closing or as a result of the proposed issue of the Shares to the Subscriber.

18.  Intellectual Property Rights

(1) Except as referred to in the Disclosure Letter, there is no commercially significant unregistered Intellectual Property that is legally or beneficially owned by any Company.

(2) Except as referred to in the Disclosure Letter, there are no licences and other agreements under which any Company uses Intellectual Property owned by a third party (and support and maintenance agreements in relation to the same) which are material to the business of any Company.

(3) Except as referred to in the Disclosure Letter, there are no licences and other agreements under which any Company licenses any of its Intellectual Property (and support and maintenance agreements in relation to the same) to third parties.

(4) No Company is in material breach of any licence or other agreement that is listed under paragraphs 2 and 3 above and the Company is not aware of any such breach by any third party.

(5) Except as referred to in the Disclosure Letter, none of the activities of any Company infringe the proprietary rights of any third party.

(6) Except as referred to in the Disclosure Letter, the Company is not aware of any third party infringing or threatening to infringe the Company's proprietary rights.

(7) The copyright in all the software applications used by the Companies is legally and beneficially owned one of the Companies.

(8) Except as referred to in the Disclosure Letter, there are no licences of software (either to or from one of the Companies).

(9) One of the Companies legally and beneficially owns all computer hardware and peripheral that it uses.

(10) Except as referred to in the Disclosure Letter, there are no leases and support agreements in relation to hardware and peripherals used by the Companies with an annual revenue value of over $50,000.

(11) There are no escrow agreements in relation to source code of software licensed to or by any of the Companies.

(12) Except as referred to in the Disclosure Letter, there are no agreements with Internet Service Providers, Network Service Providers, telecoms companies, newsgroup providers or similar entities which support the business.

(13) Except as referred to in the Disclosure Letter, there are no agreements and other arrangements for links, net advertising (including, without limitation, management of advertising space), or other Internet-specific relationships, including registrations with any search engines with an annual revenue value of over $50,000.

(14) Each of the Companies has complied with all relevant Data Protection laws and regulations and has provided a copy of its Data Protection registration and/or notification to the Subscriber.

(15) No proceedings have been brought against any of the Companies by any individual or regulatory body in relation to failure to comply with relevant Data Protection laws or regulations.

(16) All hardware, software (including firmware) and other processes used by any of the Companies (whether or not automated) (the "Systems") are Millennium Compliant.

     For the purposes of this warranty:

     "Millennium Compliant" means that the Systems are able to provide all of the following functions:

      (i) accurately process all date information whether before, during or after 1st January 2000, including but not limited to accepting date input, providing accurate date output and performing accurate calculations involving dates or portions of dates;

      (ii) function accurately, efficiently and without interruption before, during and after 1st January 2000 without any change in operations, or in any input or output procedures;

      (iii)accurately process date input in a way that does not create any ambiguity as to century;

      (iv) accurately store, retrieve and process date information in a manner that does not create any ambiguity as to century;

      (v) accurately present all date output information in a manner that does not create any ambiguity as to century.

(17) Except as referred to in the Disclosure Letter, there are no internet domain names which any of the Companies uses or hosts.

(18) The use of the internet domain names listed pursuant to paragraph (18) by the Companies does not infringe the proprietary rights of any third party.

19.  Insurance

     All the assets and undertaking of each Company of an insurable nature are insured in amounts representing their full replacement or reinstatement value against fire and other risks normally insured against by persons carrying on the same classes of business as those carried on by that Company and the Companies are adequately covered against accident, damage, injury, third party loss, loss of profits and other risks normally covered by insurance.

20.  Bank accounts and indebtedness

     The Company has no bank or deposit accounts and no loans or indebtedness other than as referred to in the Disclosure Letter.

21.  Loans and Guarantees

(1) Except as referred to in the Disclosure Letter, no Company has lent any money which is due to be repaid and as at the date of this agreement has not been repaid to it or owns the benefit of any debt, other than debts accrued to it in the ordinary course of its business.

(2) No Company is responsible for the indebtedness of any other person or entity by way of guarantee or surety or otherwise for an amount in excess of $10,000 in aggregate.

22.  Litigation

(1) No Company is engaged in any litigation or arbitration proceedings except as plaintiff for collection of debts not exceeding an aggregate of $50,000 in the case of all sums being collected by all the Companies or a sum not exceeding $20,000 in the case of any one debt due to any one of the Companies and there are no such proceedings pending or threatened by any Company.

(2) The Company is not aware of anything which is likely to give rise to any litigation or arbitration proceedings by or against any Company for a sum exceeding in any case $50,000.

(3) No Company is the subject of any investigation, inquiry or enforcement proceedings or process by any governmental, administrative or regulatory body nor is the Company aware of anything which is likely to give rise to any such investigation, inquiry, proceedings or process where it may have in any case a material adverse effect on the Companies.

23.  Environment

(1) No Company has received a written or unwritten notification or claim that it or any of its facilities or properties is in violation of any law, rule, regulation or ordinance relating to pollution or protection of the environment (collectively the "Environmental Laws"),.

(2) Each Company has obtained all permits, licences and other authorizations which are required under the Environmental Laws. There are no past, present or future events, conditions, circumstances, activities, practices, incidents or plans which may interfere with or prevent compliance with the Environmental laws by any Company. No pollutant, contaminant, chemical or industrial, toxic or hazardous substance or waste has been buried in or stored on the properties and facilities of any Company, or has spilled, leaked, discharged, emitted or released, on or from any of the properties or facilities of any Company.

(3) There are no existing conditions which may lead to responsibilities or liabilities, or an assertion thereof by any governmental entity or private person, based on any action or inaction by any Company relating to the management and disposal of toxic or hazardous substances and wastes. No Company has received information indicating that any person, including any employee, may have impaired health as the result of any exposure to hazardous materials located on or contained in such properties.

24.  Employees

(1) There are no employees of the Companies except as referred to in the Disclosure Letter and the Disclosure Letter makes reference to the correct job description and remuneration payable and other principal benefits provided to such employees, as well as their correct terms of employment.

     (2) None of the directors, managing directors or principal employees (i.e. heads of departments) of the Company has given notice to terminate his employment.

     (3) Save as disclosed pursuant to (1) above, there is not outstanding any agreement to which the Company is a party for profit-sharing or for payments to any of its directors or employees of bonuses or for incentive payments.

     (4) The Company is not under an obligation to pay nor has it since
         31st December, 1998 paid or agreed to pay any compensation for loss of office for an amount in excess of $50,000 to any of its directors or employees.

     (5) (a)  Each Company is in material compliance with all applicable
              laws respecting employment and    employment practices, terms and
              conditions of employment and wages and hours, and are not engaged in any unfair labour practice;

         (b) there is no unfair labour practice complaint against any Company pending before the National Labor Relations Board or any equivalent regulatory authority in any other jurisdiction;

         (c) there is no labor strike, dispute, slowdown, representation campaign or work stoppage actually pending or threatened against or affecting any;

         (d) no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending and no claim therefor has been asserted against the Company or any of its subsidiaries; and

         (e) neither the Company nor any of its subsidiaries has experienced any material work stoppage.

25.  Pensions

(1) Each Company has fulfilled its obligations under minimum funding standards of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the
     "Code"), which respect to each "employee pension benefit plan" (as defined in clause 3(2) of ERISA) which is subject in all respects to Parts 2, 3 and 4 of Subtitle B of Title I of ERISA (the "Pension
     Plans").

(2) The Pension Plans are in compliance in all material respects with the presently applicable provisions of ERISA and the Code.

(3) No Company has incurred any liability to the Pension Benefit Guaranty Corporation with respect to any Pension Plan.

(4)  Each Pension Plan is qualified under clause 401(a) of the Code.

(5) No withdrawal liability has been incurred by or asserted against any Company with respect to any "employer plan" (as defined in clause 3(38) of ERISA).

(6) The Disclosure Letter makes reference to each Pension Plan and each "employee welfare benefit plan" (as defined in clause 3(1) of ERISA) of each Company. Each Company is in compliance with all similar pension and benefit legislation outside the US applicable to the business, operations or employees of the relevant Company.

26.  Taxation

(1)  Each Company has duly filed all material reports and returns of Taxes
     (as defined below) required to be filed by it and has duly paid or made provision for payment of all material Taxes and other charges shown on such reports and returns.

(2) The reserves for Taxes reflected in the Consolidated Accounts are adequate, and there are no material tax liens upon any property or assets of the Company or any of its Subsidiaries, except liens for current Taxes not yet due or delinquent or the validity of which is being contested in good faith by appropriate proceedings.

(3) The federal income tax returns of the Company and each of its Subsidiaries have been examined by the Internal Revenue Service or other equivalent governmental authority for each of the last two financial years, and, except to the extent stated in the Disclosure Letter, all deficiencies asserted as a result of such examinations have been paid or finally settled.

(4) There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal income tax return for any period.

"Taxes" shall mean all taxes, charges, fees, levies or other assessments, including income, excise, property, sales and franchise taxes, imposed by the United States, or any state, county, local or foreign government or subdivision or agency thereof, and including any interest, penalties or additions attributable thereto.

27.  Real property

(1)  No Company owns any real property.

(2) (a) All leases pursuant to which the Company or any of its subsidiaries leases real property are valid, binding and enforceable in accordance with their terms, and are in full force and effect.

     (b) There are no existing defaults by the Company or any of its subsidiaries under such leases.

     (c) No event has occurred which (whether with or without notice, lapse of time or both) would constitute a default under any material lease.

                           SCHEDULE 4

                DETAILS OF OPTIONS AND WARRANTS


                      Options Outstanding


Option Holder                       Number of Options

Richard Koza and Lucie Kozova            50,000
Imre M. Kovats                           25,000
Frank Cohen                             515,000
Robert Genova                           500,000
Csaba Toro                              465,000
Peter Klenner                           100,000
Laszlo Josa                              10,000
Kriszine Holla                           10,000
John B. Ryan                              5,000
Donald K. Roberton                      100,000
Radio Telephony                          50,000
Richard Maresca                         100,000

Total                                 1,930,000



                      Warrants outstanding

Warrant Holder                     Number of Warrants

MJJ Management Group Corp.               200,000
Steve Altman                              50,000
Kenneth S. Grossman                       25,000
Edward S. Gutman                          50,000
Hudson Investment Partners                25,000
Augustus La Rocca and
Joseph La Rocca                          250,000
Joel Stuart                               50,000
George Szakacs                           100,000
J.P. Carey Securities Inc.               206,514
Gerald Yellin                             50,000
Augustus La Rocca
and Joseph La Rocca                      114,284
Greenwood Partners LP                    399,994
GMG & Associates Inc.                     57,142
Silverman Partners LP                    399,994
Edward S. Gutman                         257,138
The Gutman Family                         57,142
HRG Trust                                 57,142
Stuart Orsher                             28,570
Robert Gutman                             57,140
Mel Paikoff                               57,142
Mark D. Greenberg                         57,142
Randy Frankel and Barbara Frankel        114,284
Stuart Sternberg                          57,142
Penelope A. Collins                       57,140
Paul L. Karp                              57,142
Nicholas D. Ponzio Jr.                    57,142

Total                                  2,892,194

Total warrants and options
outstanding                            4,822,194

IN WITNESS WHEREOF, the Company and the Subscriber have caused to be signed by its duly authorised officers this Agreement as of the date written on the first page.


By:________________________________
    Name:
    Title:
for EUROWEB INTERNATIONAL CORP.


By:________________________________
    Name:
    Title:
for KPN TELECOM B.V.


By:________________________________
    Name: FRANK COHEN
    Title:


By:________________________________
    Name: CSABA TORO
    Title:

APPENDIX III

                                                   APPENDIX III




                         Dated as of 19th November, 1999





                                KPN TELECOM B.V.

                                       and

                           EUROWEB INTERNATIONAL CORP.





                       __________________________________

                              AMENDED AND RESTATED
                                OPTION AGREEMENT
                                   relating to
              Shares of Common Stock of EUROWEB INTERNATIONAL CORP.

                       __________________________________








                          Signed on 19th November, 1999
                and amended and restated on 13th December, 1999




                                  ALLEN & OVERY

                                    CONTENTS

CLAUSES                                                      PAGE

1.       Interpretation. . . . . . . . . . . . . . . . . . . .  1
2.       Grant of the KPN Options. . . . . . . . . . . . . . .  2
3.       The Option Price. . . . . . . . . . . . . . . . . . .  3
4.       Exercise of the KPN Options . . . . . . . . . . . . .  3
5.       Conditions Precedent. . . . . . . . . . . . . . . . .  3
6.       Completion. . . . . . . . . . . . . . . . . . . . . .  4
7.       Adjustments . . . . . . . . . . . . . . . . . . . . .  4
8.       Certification . . . . . . . . . . . . . . . . . . . .  4
9.       Specific Performance. . . . . . . . . . . . . . . . .  4
10.      Warranties. . . . . . . . . . . . . . . . . . . . . .  5
11.      Notices . . . . . . . . . . . . . . . . . . . . . . .  5
12.      Announcements . . . . . . . . . . . . . . . . . . . .  6
13.      Further assurances. . . . . . . . . . . . . . . . . .  6
14.      General . . . . . . . . . . . . . . . . . . . . . . .  6
16.      Governing law and jurisdiction. . . . . . . . . . . .  7

SCHEDULES

1.       Form of Rejection Notice . . . . . . . . . . . . . . . 8
2.       Form of Rejection Notice . . . . . . . . . . . . . . . 9
Schedule 3 . . . . . . . . . . . . . . . . . . . . . . . . . . 10




THIS AMENDED AND RESTATED AGREEMENT is dated as of 19th November, 1999 BETWEEN:

(2) EUROWEB INTERNATIONAL CORP., a Delaware corporation whose principal place of business is at 445 Park Avenue, 15th Floor, New York, NY 10022 (the "Company"); and

(2) KPN TELECOM B.V., a Netherlands limited liability company incorporated in the Netherlands whose registered office is at Maanplein 5, The Hague, The Netherlands (the "Subscriber").

RECITALS:

(A) The Company has granted various options and warrants to third parties, each as described in Schedule 3, in respect of shares of common stock of the Company.

(B) The Company wishes to grant to the Subscriber Options which mirror the Third Party Options on the terms and subject to the conditions of this agreement so that the Subscriber may maintain its 51 per cent. stake in the Company, as more fully set out in the Subscription Agreement (the "Subscription Agreement") of today's date between the Company, the Subscriber, Frank Cohen and Csaba Toro as directors.

(C) The parties have amended and restated the option agreement executed by the parties on 19th November, 1999 to correct certain inaccuracies in Schedule 3 thereto. This amended and restaetd agreement, including the correct Schedule 3, sets out the agreement between the parties as of 19th November 1999.

IT IS AGREED as follows:

         22.  Interpretation

(1)      In this agreement:

         "Adjustment" means an adjustment to the Shares and/or the Option Price in accordance with clause 7;

         "Business Day" means a day (other than a Saturday or a Sunday) on which banks are generally open in New York for normal business;

         "Company" includes any other issuer of any securities which for the time being form part of the Shares as a result of any Adjustment;

         "Completion Date" means the date for completion of the issue and subscription of the Third Party Option Shares and the Shares in accordance with clause 6(1);

         "Corresponding Option" means each KPN Option set out in column 4 of
         Schedule 3 which corresponds to the Third Party Option set out next to such KPN Option in columns 2 and 3 of Schedule 3;

         "Exercise Date" means the date on which a Third Party Option Holder notifies the Company that it wishes to exercise its Third Party Option;

         "Exercise Notice" means a notice substantially in the form of
         Schedule 1;

         "KPN Option" means each call option specified in columns 1 and 4 of
         Schedule 3 granted by the Company to the Subscriber under clause 2;

         "Option Price" means the price per Share referred to in clause 3;

         "Rejection Notice" means a notice substantially in the form of
         Schedule 2;

         "Reorganisation" means every issue by way of capitalisation of profits or reserves and every issue by way of rights and every consolidation or sub-division or reduction of capital or capital distribution or other reconstruction or adjustment relating to the equity share capital of the Company and any amalgamation or reconstruction affecting the equity share capital of the Company;

         "Shares" means, with respect to any KPN Option, the number of shares of ordinary common stock of the Company specified in column 3 of
         Schedule 3 and includes such other securities as are for the time being subject to an KPN Option as a result of any Adjustment;

         "Third Party Option" means each third party option or warrant specified in column 2 and 3 of Schedule 3;

         "Third Party Option Holder" means each third party specified in column 2 of Schedule 3 as holding the Third Party Option; and

         "Third Party Option Shares" means, with respect to any Third Party Option, the number of shares of ordinary common stock which the Company must issue to a Third Party Option Holder upon exercise of such Third Party Option specified in column 3 of Schedule 3.

(2)      In this agreement:

              (i) references to a person include a body corporate and an unincorporated association of persons;

              (ii) references to a natural person include his estate and personal representatives; and

              (iii) subject to clause 14(2) below, references to a party to this agreement include references to the successors or assigns (immediate or otherwise) of that party.

(3) Subclauses (1) and (2) above apply unless the contrary intention appears.

(4)      The headings in this agreement do not affect its interpretation.

         23.  Grant of the KPN Options

     (i) In consideration of the Subscriber subscribing 51 per cent. of the outstanding share capital of the Company under the Subscription Agreement, the Company grants to the Subscriber each KPN Option to subscribe the Shares at the Option Price on the terms and subject to the conditions of this agreement.

         24.  The Option Price

         The price payable by the Subscriber for the Shares shall be the sum of $1.38 per share, subject to any Adjustment.

         25.  Exercise of the KPN Options

(1) Within 1 Business Day of a Third Party Option Holder exercising its Third Party Option, the Company shall serve an Exercise Notice on the Company notifying the Subscriber that the Third Party Option Holder has exercised the Third Party Option, referring to it by the number given to it in Schedule 3 and describing the Corresponding Option as set out in Schedule 3.

(2) The Subscriber shall be deemed to have exercised the Corresponding Option subject of the Exercise Notice if it does not serve a Rejection Notice on the Company within 2 Business Days of receiving an Exercise Notice under subclause (1).

(3) A Corresponding Option may only be exercised in respect of all (and not some only) of the Shares, unless the Third Party Option has been exercised in part only, in which case the Exercise Notice shall specify that the Corresponding Option may be exercised in part only, in respect of Shares amounting to 100% of the number of Third Party Option Shares which were the subject of the corresponding Third Party Option which was exercised. In case of such part exercise, the Subscriber shall be deemed to have exercised the Corresponding Option in part, as described in this clause, if it does not serve a Rejection Notice on the Company within 2 Business Days of receiving an Exercise Notice under subclause (1).

(4) Exercise of a Corresponding Option shall oblige the Company to issue and the Subscriber to subscribe the Shares.

(5) The Shares shall be issued free from all liens, charges, equities and encumbrances and together with all rights attached to the Shares at the date of service of the Exercise Notice.

(6) If a Third Party Option is not duly exercised within the relevant period specified in such Third Party Option, the Corresponding Option shall cease to be exercisable and shall lapse.

(7) Notwithstanding the foregoing, in the event the Company delivers an Exercise Notice in respect of less than 500,000 Third Party Option Shares in aggregate, the Subscriber may, within 2 Business Days of receiving the Exercise Notice, notify the Company that it wishes to exercise the Corresponding Option but wishes to delay the Completion Date until at least 500,000 Third Party Option Shares in aggregate have become the subject of this and future Exercise Notices. In such case, the Subscriber shall be deemed to have exercised the Corresponding Option in respect of all of the subject Shares whose subscription is so delayed, and shall complete the subscription of the subject Shares in accordance with clause 6.

5.       Conditions Precedent

     (i) The exercise of each Corresponding Option shall be conditional on
(i) Closing (as defined in the Subscription Agreement) under the Subscription Agreement and (ii) exercise of the related Third Party Option.

6.       Completion

(1) Completion of any issue and subscription of the Shares following the exercise of a Corresponding Option shall take place simultaneously with the scheduled completion for the Third Party Option as set out in the Exercise Notice or, if the outcome of any Adjustment is not known at that time, the third Business Day after the outcome has been ascertained.

(2) At that time the Company shall procure the delivery to the Subscriber of:

              (a)  the share certificate(s) representing the Shares; and

              (b) such other documents as may be necessary to enable the
                  Subscriber or its nominee(s) to obtain good title to the Shares.

(3) Against delivery of the documents referred to in subclause (2) above, the Subscriber shall pay in full for the Shares in immediately available funds.

(4) If for any reason the provisions of subclause (2) are not fully complied with the Subscriber shall be entitled (in addition and without any prejudice to all other rights or remedies available to
         it) to elect to rescind this agreement or to fix a new Completion
         Date.

7.       Adjustments

     (ii) If any Reorganisation takes place after the date of this agreement but on or before the Exercise Date, all shares, stock and other securities (if any) which become owned by the Company or to which it may be entitled as a result of the Reorganisation shall be subject to the KPN Option and/or the Option Price shall be adjusted appropriately to take account of any such Reorganisation.

8.       Certification

         On 15th January of each year, the secretary of the Company shall deliver to the Subscriber a certificate (the "Secretary's Certificate") setting out, with respect to the previous 12 months:

         (a) the number of Third Party Option Shares issued to Third Party Option Holders;

         (b) the number of Shares issued to the Subscriber as a result of the exercise of KPN Options;

         (c) the number of shares of common stock of the Company outstanding as of the date of the Secretary's Certificate; and

         (d) the percentage of shares in the Company owned by the Subscriber as of the date of the Secretary's Certificate as shown in the Company's records.

9.       Specific Performance

         It being the intention of the parties that the Subscriber maintain its holding of 51 per cent. of the outstanding share capital of the Company, and it being acknowledged by each of the parties that the Subscriber may suffer irreparable harm in the event the Company fails to notify the Subscriber of the exercise of a Third Party Option, the parties agree that the Subscriber will be entitled to equitable relief, including specific performance, in the event the Company breaches any of its obligations under this agreement.

10.      Warranties

         (iii) The Company represents, warrants and undertakes to the Subscriber that:

         (a) other than under the Third Party Options no person is entitled or has claimed to be entitled to require the Company to issue any share or loan capital either now or at any future date, whether contingently or not, and there is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery or transfer by the Company or any of its subsidiaries (including any right of conversion or exchange under any outstanding security or other instrument) of the Company's share capital.

         (b) the Company has the requisite power and authority to enter into and perform this agreement;

         (c) this agreement has been duly authorised and executed by, and constitutes a binding obligation on, the Company;

         (d) compliance with the terms of this agreement does not and will not conflict with or constitute a default under any provision of:

              (i) any agreement or instrument to which the Company is a party; or

              (ii) the Company's certificate of incorporation or by-laws; or

              (iii)any lien, lease, order, judgment, award, injunction,
                   decree, ordinance or regulation or any other restriction of any kind or character by which the Company is bound;

         (e) no further consent, approval or authorisation of any governmental agency or other person is required by it for the entry into and the performance of its obligations under this agreement; and

         (f) the Company has the right to issue the full legal and beneficial interest in the Shares free from any lien, charge, equity or encumbrance and all the Shares are fully paid or credited as fully paid.

11.      Notices

     (iv) Any notice or other document to be served under this agreement may be delivered or sent by facsimile process to the party to be served at its address appearing in this agreement or at such other address as it may have notified to the other parties in accordance with this clause.

     (v) Any notice or document shall be deemed to have been served:

         (a)  if delivered, at the time of delivery; or

         (b) if sent by facsimile process, at the expiration of 2 hours after the time of despatch, if despatched before 3.00 p.m. on any Business Day, and in any other case at 10.00 a.m. on the Business Day after the date of despatch.

     (vi) In proving service of a notice or document it shall be sufficient to prove that delivery was made or that the facsimile message was properly addressed and despatched as the case may be.

12.      Announcements

         Neither party shall make or permit any person connected with it to make any announcement concerning this agreement or any ancillary matter except as required by law or any competent regulatory body or with the written approval of the other parties, such approval not to be unreasonably withheld or delayed.

13.      FURTHER assurances

         (vii) The Company will, at its own cost and expense, execute and do (or procure to be executed and done by any other necessary party) all such deeds, documents, acts and things as the Subscriber may from time to time after the relevant Completion Date require in order to vest any of the Shares in the Subscriber or as otherwise may be necessary to give full effect to this agreement.

14.      General

(1) Each obligation, representation and warranty on the part of each party under this agreement (except any obligation fully performed) shall continue in force after the Completion Date.

(2) None of the rights or obligations under this agreement may be assigned or transferred by one party without the written consent of the other party.

(3) This agreement and the documents referred to in it contain the whole agreement between the parties relating to the transactions contemplated by in this agreement and supersede all previous agreements between the parties relating to those transactions.

(4) In entering into this agreement no party may rely on any representation, warranty, collateral contract or other assurance (except those set out in this agreement and the documents referred to in it) made by or on behalf of any other party before the signature of this agreement and each of the parties waives all rights and remedies which, but for this subclause, might otherwise be available to him in respect of any such representation, warranty, collateral contract or other assurance; provided that nothing in this subclause shall limit or exclude any liability for fraud.

(5) This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any party may enter into this agreement by executing a counterpart.

(6) Each party shall bear its own costs and expenses incidental to the negotiation, preparation and completion of this agreement and the Subscriber shall be solely liable for payment of any stamp duty or stamp duty reserve tax in respect of any transfer of the Shares.

16.      Governing law and jurisdiction
         This agreement is governed by and shall be construed in accordance with the law of the State of New York. The Subscriber submits to the jurisdiction of the New York courts for all purposes relating to this agreement.



AS WITNESS the hands of the duly authorised representatives of the parties on the date which appears first on page 1.

                           SCHEDULE 1

                    FORM OF EXERCISE NOTICE


To:      [The Subscriber]

Dear Sirs,

We refer to the Option Agreement dated [           ] between you and us and
to the KPN Option granted by us to you under that agreement.

We hereby give notice under clause 3 of the Option Agreement that [specify Third Party Option Holder] has exercised [specify Third Party Option] in respect of [specify Third Party Option Shares]. In the event you do not respond within 2 Business Days of receiving this notice by delivering to us a Rejection Notice, you shall be deemed to have exercised the following Corresponding Option:

[Specify terms of KPN Option]

By not responding to this notice, you agree to deliver $ to us in immediately available funds on the Completion Date, which shall be .

Yours faithfully,




For and on behalf of
[The Company]

                           SCHEDULE 2

                    FORM OF REJECTION NOTICE


To:      [The Company]

Dear Sirs,

We, [the Subscriber], refer to the Option Agreement dated [           ] and
between you and us and to the KPN Option granted by you to us under that agreement.

We refer to the Exercise Notice dated   which you delivered to us and
notify you that we do not exercise our Corresponding Option to subscribe the subject Shares.

Yours faithfully,




For and on behalf of
[The Subscriber]

                                   SCHEDULE 3

                         DETAILS OF OPTIONS AND WARRANTS



                               Options outstanding


Option Holder                        Number of Options

Richard Koza and Lucie Kozova                 50,000
Imre M. Kovats                                25,000
Frank Cohen                                  515,000
Robert Genova                                500,000
Csaba Toro                                   465,000
Peter Klenner                                100,000
Laszlo Josa                                   10,000
Kriszine Holla                                10,000
John B. Ryan                                   5,000
Donald K. Roberton                           100,000
Richard G. Maresca                           100,000
Radio                                         50,000

Total                                      1,880,000






          Warrant Holder               Warrants outstanding

12.       MJJ Management Group Corp.         200,000
13.       Steve Altman                       50,000
14.       Kenneth S. Grossman                25,000
15.       Edward S. Gutman                   50,000
16.       Hudson Investment Partners         25,000
17.       Augustus La Rocca and
          Joseph La Rocca                    250,000
18.       Joel Stuart                        50,000
19.       George Szakacs                     100,000
20.       J.P. Carey Securities Inc.         206,514
21.       Gerald Yellin                      50,000
22.       Augustus La Rocca
          and Joseph La Rocca                114,284
23.       Greenwood Partners LP              399,994
24.       GMG & Associates Inc.              285,710
25.       Silverman Partners LP               57,142
26.       Edward S. Gutman                   257,138
27.       The Gutman Family                  57,142
28.       HRG Trust                          57,142
29.       Stuart Orsher                      28,570
30.       Robert Gutman                      57,140
31.       Mel Paikoff                        57,142
32.       Mark D. Greenberg                  57,142
33.       Randy Frankel and Barbara Frankel  114,284
34.       Stuart Sternberg                   57,142
35.       Penelope A. Collins                57,140
36.       Paul L. Karp                       57,142
37.       Nicholas D. Ponzio Jr.             57,142

               Total                      3,120,762

                       Total warrants
                       and options
                       outstanding           5,000,762

     The Company:

EUROWEB INTERNATIONAL CORP.




By:___________________________________
    Name:
    Title


The Subscriber:

KPN TELECOM B.V.



By:___________________________________
    Name:
    Title